ANNUAL
REPORT

John Hancock
Declaration Trust

12.31.02

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo at bottom left center of page. A tag line below reads "JOHN HANCOCK FUNDS."]



TABLE OF
CONTENTS

SECTOR FUND

V.A. Financial Industries Fund

Chairman's Message                               3
Managers' Report                                 4
A Look at Performance                            5
Growth of $10,000                                5
Fund's Investments                               6
Financial Statements                             7
Auditors' Opinion                               12
Trustees & Officers                             13

EQUITY FUNDS

V.A. Relative Value Fund

Chairman's Message                               3
Managers' Report                                 4
A Look at Performance                            5
Growth of $10,000                                5
Fund's Investments                               6
Financial Statements                             8
Auditors' Opinion                               13
Trustees & Officers                             14

V.A. Sovereign Investors Fund

Chairman's Message                               3
Managers' Report                                 4
A Look at Performance                            5
Growth of $10,000                                5
Fund's Investments                               6
Financial Statements                             7
Auditors' Opinion                               12
Trustees & Officers                             13

INCOME FUND

V.A. Strategic Income Fund

Chairman's Message                               3
Managers' Report                                 4
A Look at Performance                            5
Growth of $10,000                                5
Fund's Investments                               6
Financial Statements                            11
Auditors' Opinion                               17
Trustees & Officers                             18






ANNUAL
REPORT

John Hancock

V.A. Financial Industries Fund

A series of John Hancock Declaration Trust

12.31.02

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo at bottom left center of page. A tag line below reads "JOHN HANCOCK FUNDS."]



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz
Richard P. Chapman, Jr.
William J. Cosgrove
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
William F. Glavin*
Dr. John A. Moore*
Patti McGill Peterson
John W. Pratt
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
529 Main Street
Charlestown, Massachusetts 02129

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

INSURANCE PRODUCTS ISSUER
John Hancock Life Insurance
Company, John Hancock Variable
Life Insurance Company*
200 Clarendon Street
Boston, Massachusetts 02117
*Not licensed in New York

FUND DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


HOW TO
CONTACT US

On the Internet
www.jhancock.com

By regular mail
John Hancock Signature Services, Inc.
529 Main Street
Charlestown, Massachusetts 02129

Customer service representatives
1-800-225-5291

24-hour automated information
1-800-338-8080



WELCOME

[A photo of Maureen Ford, Chairman and CEO, flush right next to first paragraph.]

Dear Shareholders,

Investors were probably never happier to close out a year than they were in 2002, since it was the third consecutive year that the stock market declined -- something that hadn't occurred in 60 years. Driving the fall were fears of war, a weak economy, disappointing profits, rising oil prices and a string of corporate scandals. All market sectors and investment styles suffered. As a result, the broad Standard & Poor's 500 Index fell by 22.09% for the year, while the Dow Jones Industrial Average lost 15.04% and the technology laden Nasdaq Composite Index lost 31.53%.

Despite a fourth-quarter rally, only 3.8% of U.S. stock mutual funds made money last year, and the average U.S. stock fund lost 22.42%, according to Lipper, Inc. Bond funds provided the only bright spot, producing mostly positive results, with the average long-term bond fund rising 7.9%. It was the third year in which bonds outperformed stocks and gained ground, confirming yet again the importance of having a portfolio well-diversified among stocks, bonds and cash.

In fact, the disparity between stock and bond results over the last three years means that many investors' portfolios may have shifted substantially in their mix between stocks and bonds. We recommend working with your investment professional to rebalance your assets according to your long-term goals.

After three down years, no one can predict when the bear market cycle will turn. Currently, uncertainties abound, as the good news seen in signs of improving economic and corporate data, and efforts by Washington to stimulate the economy, are offset by the possibility of war and other geopolitical risks.

While all these factors are beyond our control, investors can take charge of how they maneuver through the inevitable bull and bear market cycles. We've said it before, but it bears repeating: the key is to keep a long-term perspective and work with your investment professional to develop and maintain a properly diversified portfolio. We believe this offers the best protection in the tough times and the best means to reach your long-term goals.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



Table of contents

Managers' Report
page 4

A Look at Performance
page 5

Growth of $10,000
page 5

Fund's Investments
page 6

Financial Statements
page 7

Auditors' Opinion
page 12

Trustees & Officers
page 13



BY JAMES K. SCHMIDT, CFA, AND THOMAS C. GOGGINS, PORTFOLIO MANAGERS

John Hancock V.A. Financial Industries Fund

MANAGERS'
REPORT

[Photos of Jim Schmidt and Tom Goggins.]

The stock market declined broadly during 2002. A combination of negative factors worked on investors, from accounting and other corporate scandals to growing fears of terrorism and war. Perhaps most important, the economy's rebound from recession stalled and corporate profits remained weak. As a result, the broad market, as measured by the Standard & Poor's 500 Index, returned -22.09% for the year ended
December 31, 2002.

Financial stocks continued to outperform the broad market, due largely to the strong performance of small and midsize bank stocks. They were bolstered by falling interest rates, solid earnings growth and little exposure to the problem areas that hurt the larger banks -- syndicated loans, capital markets activity and involvement with struggling Latin American countries. On the other hand, financial companies with exposure to the difficult stock market were hammered, from insurance companies to brokerage firms and money-center and trust banks. In the summer, several headline earnings misses, along with congressional testimony by Citigroup and J.P. Morgan Chase regarding their Enron connections, also soured investors on the sector despite good earnings news overall.

FUND PERFORMANCE REVIEW

For the year ended December 31, 2002, John Hancock V.A. Financial Industries Fund posted a total return of -19.46% at net asset value, compared with the -10.87% return for the average open-end financial services fund and the -30.90% return of the average variable annuity specialty/miscellaneous fund, according to Lipper, Inc.

Although the Fund outperformed the broad market, it lagged the Lipper group of financial services funds because it had more of an emphasis on large-cap and growth-oriented financial companies during a time when small and value-oriented stocks did better. Several of these large companies were penalized by a heightened skepticism, in the face of several accounting scandals, surrounding any large company with complex financial statements. These included insurance giant American International Group (AIG), government-sponsored mortgage lenders Fannie Mae and Freddie Mac and money-center bank Citigroup. Citigroup and J.P. Morgan Chase were also hurt by regulatory scrutiny.

LARGE BANK STAKE HELPS

Our 49% stake in banks served us well during the year, as investors sought safety in companies with solid balance sheets and steady growth. Traditional retail banks, which tend to struggle in a weak economy, were shining lights. Asset quality was relatively good and there was a surprising growth in core deposits, as retail customers became increasingly wary of the market and more comfortable choosing the low-returning, but safe, bank savings products. As a result these banks posted double-digit earnings growth and outperformed larger banks by avoiding their market-related pitfalls. They were also our biggest contributors to performance, including Wells Fargo, Bank of America, BB&T and Wachovia.

[Table at bottom right hand column entitled "Top five stock holdings." The first listing is Fifth Third Bancorp 7.4%, the second is Wells Fargo 7.3%, the third Bank of America 7.0%, the fourth Fannie Mae 5.7% and the fifth Citigroup 5.3%. A note below the table reads "As a percentage of net assets on 12-31-02."]

INSURANCE FOCUS ON P&C'S

Throughout the year we kept the Fund's insurance exposure focused on property and casualty companies, and insurance brokers such as Marsh & McLennan and Willis Group Holdings, to take advantage of the strong pricing cycle currently playing out. However, we became increasingly selective, avoiding companies with "legacy issues" such as asbestos claims, and focusing on companies with pristine balance sheets and solid credit ratings.

CONSUMER LENDERS, BROKERS

The Fund's biggest detractor, which we sold, was subprime lender Household International, which came under scrutiny from regulators concerned about practices that might take advantage of less creditworthy consumers. On the other hand, consumer finance companies such as American Express that deal mainly with higher credit quality borrowers benefited from consumers' continued spending in a low interest-rate and relatively low unemployment environment.

Brokers and investment bankers were a disappointment for the most part, since the stagnant economy and fallout from Enron and WorldCom prevented an upsurge in the issuance of secondary equities that we had expected so corporations could reliquify their balance sheets. The Fund's holdings in Goldman Sachs and Merrill Lynch held us back.

A LOOK AHEAD

We continue to be optimistic about the prospects for financial stocks, although we think that we may be at an inflection point with respect to which sectors will be the best performers. The wind has been at the backs of many of the smaller banks as deposits have flowed in and interest margins have widened. The upcoming year could prove more rewarding for companies that can benefit from an improving economy. This includes not only stock market-related companies such as securities brokers and asset managers, but also commercial banks that have experienced credit problems or derive substantial revenue from capital market activities.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.


A LOOK AT
PERFORMANCE

For the period ended 12-31-02

Cumulative total returns
One year                       -19.46%
Five years                      -7.16%
Since inception (4-30-97)       25.38%

Average annual total returns
One year                       -19.46%
Five years                      -1.48%
Since inception (4-30-97)        4.07%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.


GROWTH OF
$10,000

The chart to the left shows how much a $10,000 investment in the John Hancock V.A. Financial Industries Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in two indexes:

Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance

Standard & Poor's Financial Index, a capital ization-weighted index designed to measure the financial sector of the S&P 500

It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Financial Industries Fund 4-30-97 - 12-31-02, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's Financial Index and is equal to $14,985 as of December 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Financial Industries Fund on April 30, 1997 and is equal to $12,538 as of December 31, 2002. The third line represents the Standard & Poor's 500 Index and is equal to $11,904 as of December 31, 2002.



FINANCIAL
STATEMENTS

Fund's Investments
Securities owned by the Fund on 12-31-02

SHARES    ISSUER                                                                                                VALUE
COMMON STOCKS 96.95%                                                                                      $55,622,623
(Cost $63,132,328)

Banks -- Midwest 7.38%                                                                                     $4,235,624
 72,342   Fifth Third Bancorp                                                                               4,235,624

Banks -- Money Center 13.13%                                                                                7,535,525
 57,500   Bank of America Corp.                                                                             4,000,275
 87,000   Citigroup, Inc.                                                                                   3,061,530
 13,000   Wachovia Corp.                                                                                      473,720

Banks -- Northeast 4.66%                                                                                    2,673,525
  1,500   M&T Bank Corp.                                                                                      119,025
 65,500   State Street Corp.                                                                                2,554,500

Banks -- Southeast 5.45%                                                                                    3,126,166
 80,900   BB&T Corp.                                                                                        2,992,491
  3,000   National Commerce Financial Corp.                                                                    71,550
  2,500   SouthTrust Corp.                                                                                     62,125

Banks -- Superregional 17.78%                                                                              10,200,702
 68,000   Bank of New York Co., Inc. (The)                                                                  1,629,280
 11,500   Bank One Corp.                                                                                      420,325
  2,100   Charter One Financial, Inc.                                                                          60,333
  1,000   Comerica, Inc.                                                                                       43,240
 76,500   Mellon Financial Corp.                                                                            1,997,415
 18,344   PNC Financial Services Group                                                                        768,614
  6,500   SunTrust Banks, Inc.                                                                                369,980
 17,500   U.S. Bancorp                                                                                        371,350
 10,000   Washington Mutual, Inc.                                                                             345,300
 89,500   Wells Fargo & Co.                                                                                 4,194,865

Banks -- West 0.27%                                                                                           157,396
  4,000   Zions Bancorp.                                                                                      157,396

Broker Services 11.11%                                                                                      6,371,175
 34,700   Goldman Sachs Group, Inc.                                                                         2,363,070
 47,000   Legg Mason, Inc.                                                                                  2,281,380
 45,500   Merrill Lynch & Co., Inc.                                                                         1,726,725

Diversified Operations 2.78%                                                                                1,594,925
 65,500   General Electric Co.                                                                              1,594,925

Finance -- Consumer Loans 3.17%                                                                             1,815,935
 95,475   MBNA Corp.                                                                                        1,815,935

Finance -- Investment Management 1.44%                                                                        826,497
129,000   Amvescap Plc (United Kingdom)                                                                       826,497

Finance -- Services Misc. 4.91%                                                                             2,816,393
 70,900   American Express Co.                                                                              2,506,315
 19,700   Concord EFS, Inc.*                                                                                  310,078

Insurance -- Brokers 5.25%                                                                                  3,011,429
 59,600   Marsh & McLennan Cos., Inc.                                                                       2,754,116
  8,975   Willis Group Holdings Ltd.*                                                                         257,313

Insurance -- Diversified 3.59%                                                                              2,059,550
    850   Berkshire Hathaway, Inc.*                                                                         2,059,550

Insurance -- Property & Casualty 5.32%                                                                      3,053,026
 51,704   American International Group, Inc.                                                                2,991,076
  2,950   ProAssurance Corp. *                                                                                 61,950

Mortgage & Real Estate Services 10.71%                                                                      6,144,755
 51,000   Fannie Mae                                                                                        3,280,830
 48,500   Freddie Mac                                                                                       2,863,925


ISSUER, DESCRIPTION,                                                         INTEREST       PAR VALUE
MATURITY DATE                                                                    RATE   (000s OMITTED)          VALUE
SHORT-TERM INVESTMENTS 3.34%                                                                               $1,915,853
(Cost $1,915,853)

Joint Repurchase Agreement 3.06%
Investment in a Joint Repurchase Agreement
Transaction with UBS Warburg, Inc. -- Dated
12-31-02, due 01-02-03 (Secured by U.S.
Treasury Bond 8.500% due 02-15-20, U.S.
Treasury Notes 4.625% due 02-28-02 and 5.375%
due 06-30-03, U.S. Treasury Inflation Indexed
Notes 3.500% due 01-15-11 and 3.000% due 07-15-12)                              1.15%         $1,759        1,759,000

                                                                                            SHARES
Cash Equivalents 0.28%
AIM Cash Investment Trust**                                                                  156,853          156,853

TOTAL INVESTMENTS 100.29%                                                                                 $57,538,476

OTHER ASSETS AND LIABILITIES, NET (0.29%)                                                                   ($163,606)

TOTAL NET ASSETS 100.00%                                                                                  $57,374,870

 * Non-income producing security.

** Represents investment of security lending collateral.

   Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

   The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.


See notes to financial statements.



Statement of Assets and Liabilities

12-31-02

ASSETS
Investments at value (Cost $65,048,181)
including $153,461 of securities loaned        $57,538,476
Foreign cash at value (Cost $8,719)                  9,402
Dividends and interest receivable                   69,476
Other assets                                         6,875

Total assets                                    57,624,229

LIABILITIES
Due to custodian                                    18,943
Payable for securities on loan                     156,853
Payable to affiliates                               42,753
Other payables and accrued expenses                 30,810

Total liabilities                                  249,359

NET ASSETS
Capital paid-in                                 76,758,435
Accumulated net realized loss on investments
and foreign currency transactions              (11,874,296)
Net unrealized depreciation of investments
and translation of assets and liabilities
in foreign currencies                           (7,508,641)
Distributions in excess of
net investment income                                 (628)

Net assets                                     $57,374,870

NET ASSET VALUE PER SHARE
Based on 4,944,287 shares of beneficial
interest outstanding -- unlimited number
of shares authorized with no par value              $11.60



Statement of Operations

For the year ended 12-31-02

INVESTMENT INCOME
Dividends (net of foreign withholding
  taxes of $6,299)                              $1,271,802
Interest (includes securities lending
  income of $1,657)                                 26,109

Total investment income                          1,297,911

EXPENSES
Investment management fee                          584,729
Auditing fee                                        20,146
Custodian fee                                       17,212
Accounting and legal services fee                   15,420
Miscellaneous                                        5,712
Legal fee                                            5,405
Trustees' fee                                        5,123
Printing                                             3,626
Interest expense                                     1,760
Registration and filing fee                             25

Total expenses                                     659,158

Net investment income                              638,753

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on
Investments                                     (7,399,086)
Foreign currency transactions                       (4,693)
Change in unrealized appreciation
(depreciation) of Investments                   (9,487,204)
Translation of assets and liabilities
in foreign currencies                                1,064

Net realized and unrealized loss               (16,889,919)

Decrease in net assets from operations        ($16,251,166)

See notes to financial statements.



Statement of Changes in Net Assets
                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                  12-31-01         12-31-02

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                             $525,836         $638,753
Net realized gain (loss)                         2,883,241       (7,403,779)
Change in net unrealized appreciation
(depreciation)                                 (17,546,190)      (9,486,140)

Decrease in net assets resulting
from operations                                (14,137,113)     (16,251,166)

Distributions to shareholders
From net investment income                        (499,736)        (641,124)
From net realized gain                          (2,739,375)              --
                                                (3,239,111)        (641,124)
From Fund share transactions                    34,929,896      (14,653,108)

NET ASSETS
Beginning of period                             71,366,596       88,920,268

End of period 1                                $88,920,268      $57,374,870

1 Includes distributions in excess of net investment income of $27,024 and $628, respectively.



Financial Highlights

                                                      12-31-98    12-31-99    12-31-00    12-31-01    12-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $13.44      $14.45      $14.46      $18.34      $14.56
Net investment income 1                                   0.18        0.11        0.06        0.11        0.12
Net realized and unrealized gain (loss)
on investments                                            0.97        0.06        3.87       (3.33)      (2.95)
Total from investment operations                          1.15        0.17        3.93       (3.22)      (2.83)
Less distributions
From net investment income                               (0.14)      (0.10)      (0.05)      (0.09)      (0.13)
From net realized gain                                      -- 2     (0.05)         --       (0.47)         --
Tax return of capital                                       --       (0.01)         --          --          --
                                                         (0.14)      (0.16)      (0.05)      (0.56)      (0.13)
Net asset value, end of period                          $14.45      $14.46      $18.34      $14.56      $11.60
Total return 3 (%)                                        8.55        1.23       27.16      (17.51)     (19.46)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $55         $49         $71         $89         $57
Ratio of expenses to average net assets %                 0.92        0.90        0.90        0.89        0.90
Ratio of net investment income
to average net assets %                                   1.25        0.77        0.36        0.71        0.87
Portfolio turnover %                                        38          72          41          97 4         2

1 Based on the average of the shares outstanding.

2 Less than $0.01 per share.

3 Assumes dividend reinvestment.

4 Excludes merger activity.


See notes to financial statements.



NOTES TO
FINANCIAL STATEMENTS

NOTE A
Accounting policies

John Hancock V.A. Financial Industries Fund (the "Fund") is a diversified series of John Hancock Declaration Trust ("the Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1995, consists of five different series at December 31, 2002. The Trustees may authorize the creation of additional series from time to time to satisfy various investment objectives. An insurance company issuing a Variable Contract that participates in the Trust will vote shares of the Fund held by the insurance company's separate accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Fund in proportion to the voting instructions received.

The investment objective of the Fund is to seek capital appreciation. The Fund has one class of shares with equal rights as to voting, redemption, dividends and liquidation.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On December 31, 2002, the Fund loaned securities having a market value of $153,461 collateralized by cash in the amount of $156,853. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $10,714,626 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The amount of the loss carryforward expires as follows: December 31, 2008 -- $1,143,472 and December 31, 2010 -- $9,571,154. Net capital losses of $959,453 attributable to security transactions incurred after October 31, 2002, are treated as arising on January 1, 2003, the first day of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended December 31, 2002, the tax character of distributions paid was as follows: ordinary income $641,124.

As of December 31, 2002, there were no distributable earnings on a tax basis. Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the to the Adviser at an annual rate of 0.80% of the Fund's average daily net asset value.

The Adviser has agreed to limit the Fund's expenses, excluding the management fee to 0.25% of the Fund's average daily net assets, at least until April 30, 2003. There was no expense reduction for the year ended December 31, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                YEAR ENDED 12-31-01          YEAR ENDED 12-31-02
                             SHARES          AMOUNT        SHARES         AMOUNT
Shares sold               1,981,835     $42,063,445       672,740     $8,600,419
Issued in reorganization    675,457       9,888,426            --             --
Distributions reinvested    225,879       3,239,111        53,471        641,124
Repurchased                (666,362)    (20,261,086)   (1,890,878)   (23,894,651)

NET INCREASE (DECREASE)   2,216,809     $34,929,896    (1,164,667)  ($14,653,108)



NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2002, aggregated $1,199,483 and $16,637,043, respectively.

The cost of investments owned on December 31, 2002, including short-term investments, for federal income tax purposes was $65,248,399. Gross unrealized appreciation and depreciation of investments aggregated $2,928,276 and $10,638,199, respectively, resulting in net unrealized depreciation of $7,709,923. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended December 31, 2002, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $4,872, a decrease in distributions in excess of net investment income of $28,767 and a decrease in capital paid-in of $33,639. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to treatment of foreign currency gains and losses in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for deferred compensation. The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE F
Reorganization

On December 5, 2001, the shareholders of John Hancock V.A. Regional Bank Fund ("V.A. Regional Bank Fund") approved a plan of reorganization between V.A. Regional Bank Fund and the Fund providing for the transfer of substantially all of the assets and liabilities of the V.A. Regional Bank Fund to the Fund in exchange solely for shares of beneficial interest in the fund. The acquisition of the V.A. Regional Bank Fund was accounted for as a tax-free exchange of 675,457 shares of the Fund for the net assets of V.A. Regional Bank Fund, which amounted to $9,888,426, including $523,082 of unrealized appreciation, after the close of business on December 14, 2001.



Report of Ernst & Young LLP, Independent Auditors

To the Contract Owners and Trustees of
John Hancock Declaration Trust,

We have audited the accompanying statement of assets and liabilities of John Hancock V.A. Financial Industries Fund (the "Fund"), one of the portfolios constituting John Hancock Declaration Trust, including the schedule of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock V.A. Financial Industries Fund of the John Hancock Declaration Trust at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

                                                       /S/ ERNST & YOUNG

Boston, Massachusetts
February 7, 2003


Tax Information
UNAUDITED

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid, if any, during its taxable year ended December 31, 2002.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2002, 100% of the dividends qualify for the corporate dividends-received deduction.

If the Fund had distributions, the shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for the calendar year 2002.



TRUSTEES &
OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             1997                31
Professor of Law, Emeritus, Boston University School of
Law (as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                         1997                31
President and Chief Executive Officer, Brookline
Bancorp. (lending) (since 1972); Chairman and
Director, Lumber Insurance Co. (insurance) (until
2000); Chairman and Director, Northeast Retirement
Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             1997                31
Vice President, Senior Banker and Senior Credit Officer,
Citibank, N.A. (retired 1991); Executive Vice President,
Citadel Group Representatives, Inc.; Director, Hudson
City Bancorp; Trustee, Scholarship Fund for Inner City
Children (since 1986).

Richard A. Farrell 2, Born: 1932                                                            1997                31
President, Farrell, Healer & Co., Inc. (venture capital
management firm) (since 1980) and General Partner of
the Venture Capital Fund of NE (since 1980); prior to
1980, headed the venture capital group at Bank of
Boston Corporation.

William F. Glavin 2, Born: 1932                                                             1997                31
President Emeritus, Babson College (as of 1998);
Vice Chairman, Xerox Corporation (until 1989);
Director, Reebok, Inc. (since 1994) and Inco Ltd.

Patti McGill Peterson, Born: 1943                                                           1997                39
Executive Director, Council for International Exchange
of Scholars (since 1998), Vice President, Institute of
International Education (since January 1998); Senior
Fellow, Cornell Institute of Public Affairs, Cornell
University (until 1997); President Emerita of Wells
College and St. Lawrence University; Director, Niagara
Mohawk Power Corporation (electric utility).

John A. Moore 2, Born: 1939                                                                 1997                39
President and Chief Executive Officer, Institute for
Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International
(health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit
research) (since 2002).

John W. Pratt, Born: 1931                                                                   1997                31
Professor of Business Administration Emeritus,
Harvard University Graduate School of Business
Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer,
John Hancock Financial Services, Inc.; Director,
Executive Vice President and Chief Investment Officer,
John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life
Insurance Company; Director, John Hancock
Subsidiaries, LLC ("Subsidiaries, LLC"), Hancock
Natural Resource Group, Independence Investment
LLC, Independence Fixed Income LLC, John Hancock
Advisers, LLC (the "Adviser") and The Berkeley
Financial Group, LLC ("The Berkeley Group"),
John Hancock Funds, LLC ("John Hancock Funds"),
Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc.
("Insurance Agency, Inc.") (until 1999).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman, President and Chief Executive
Officer, John Hancock Financial Services, Inc.,
John Hancock Life Insurance Company; Chairman,
Director, President and Chief Executive Officer,
the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John
Hancock Funds; Chairman, Director and Chief
Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC, Independence
Fixed Income LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the
Adviser and each of the John Hancock funds; Director,
SAMCorp., Executive Vice President and Chief Investment
Officer, Barring Asset Management, London UK (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the
Adviser, John Hancock Funds, and The Berkeley Group; Second
Vice President and Senior Associate Controller, Corporate Tax
Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1997
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds; Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1997
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President
and Treasurer of each of the John Hancock funds; Assistant
Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1997
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer,
SAMCorp., the Adviser and each of the John Hancock funds,
John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustee holds positions with the Fund's investment adviser, underwriter and certain other affiliates.



JOHN HANCOCK FUNDS

DECLARATION TRUST

ANNUAL

REPORT


[LOGO] John Hancock

[Rings]

Worldwide Sponsor


John Hancock Funds, LLC
MEMBER NASD

101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans

This report is for the information of the shareholders of the Hancock V.A. Financial Industries Fund.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

8280A     12/02
           2/03






ANNUAL
REPORT

John Hancock

V.A. Relative Value Fund

A series of John Hancock Declaration Trust

12.31.02

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo at bottom left center of page. A tag line below reads "JOHN HANCOCK FUNDS."]



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz
Richard P. Chapman, Jr.
William J. Cosgrove
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
William F. Glavin*
Dr. John A. Moore*
Patti McGill Peterson
John W. Pratt
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
529 Main Street
Charlestown, Massachusetts 02129

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

INSURANCE PRODUCTS ISSUER
John Hancock Life Insurance
Company, John Hancock Variable
Life Insurance Company*
200 Clarendon Street
Boston, Massachusetts 02117
*Not licensed in New York

FUND DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


HOW TO
CONTACT US

On the Internet
www.jhancock.com

By regular mail
John Hancock Signature Services, Inc.
529 Main Street
Charlestown, Massachusetts 02129

Customer service representatives
1-800-225-5291

24-hour automated information
1-800-338-8080



WELCOME

[A photo of Maureen Ford, Chairman and CEO, flush right next to first paragraph.]

Dear Shareholders,

Investors were probably never happier to close out a year than they were in 2002, since it was the third consecutive year that the stock market declined -- something that hadn't occurred in 60 years. Driving the fall were fears of war, a weak economy, disappointing profits, rising oil prices and a string of corporate scandals. All market sectors and investment styles suffered. As a result, the broad Standard & Poor's 500 Index fell by 22.09% for the year, while the Dow Jones Industrial Average lost 15.04% and the technology laden Nasdaq Composite Index lost 31.53%.

Despite a fourth-quarter rally, only 3.8% of U.S. stock mutual funds made money last year, and the average U.S. stock fund lost 22.42%, according to Lipper, Inc. Bond funds provided the only bright spot, producing mostly positive results, with the average long-term bond fund rising 7.9%. It was the third year in which bonds outperformed stocks and gained ground, confirming yet again the importance of having a portfolio well-diversified among stocks, bonds and cash.

In fact, the disparity between stock and bond results over the last three years means that many investors' portfolios may have shifted substantially in their mix between stocks and bonds. We recommend working with your investment professional to rebalance your assets according to your long-term goals.

After three down years, no one can predict when the bear market cycle will turn. Currently, uncertainties abound, as the good news seen in signs of improving economic and corporate data, and efforts by Washington to stimulate the economy, are offset by the possibility of war and other geopolitical risks.

While all these factors are beyond our control, investors can take charge of how they maneuver through the inevitable bull and bear market cycles. We've said it before, but it bears repeating: the key is to keep a long-term perspective and work with your investment professional to develop and maintain a properly diversified portfolio. We believe this offers the best protection in the tough times and the best means to reach your long-term goals.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer


Table of contents

Managers' Report
page 4

A Look at Performance
page 5

Growth of $10,000
page 5

Fund's Investments
page 6

Financial Statements
page 8

Auditors' Opinion
page 13

Trustees & Officers
page 14



BY PAUL J. BERLINGUET, ROBERT J. UEK, CFA, THOMAS P. NORTON, CFA, AND ROGER C. HAMILTON, PORTFOLIO MANAGERS

John Hancock V.A. Relative Value Fund

MANAGERS'
REPORT

[Photos of Paul Berlinguet, Robert Uek, Thomas Norton and Roger
Hamilton.]

Concerns about the strength of the economic recovery, weak corporate spending, faltering consumer confidence, accounting fraud and the possibility of war with Iraq caused stock market prices to tumble again in 2002. The market was especially volatile during the second half of the year as investors searched for stocks with cheap valuations. Some of the most beaten-down names, especially in the technology sector, rallied in the fall, but later retreated as investors took profits. Despite encouraging reports of marginal improvements in demand and capital spending near year-end, the Standard & Poor's 500 Index returned a disappointing -22.09% for 2002. Large-cap stocks were among the hardest hit due to the complex, diversified and global nature of their businesses.

PERFORMANCE AND STRATEGY REVIEW

John Hancock V.A. Relative Value Fund went through a major restructuring late last spring. We eliminated less established companies and focused exclusively on businesses with proven management teams and strong balance sheets whose shares were selling at attractive prices. We also increased the Fund's diversification and introduced a more rigorous sell discipline in an effort to better control risk and volatility. Performance improved in the second half of the year, but not enough to offset the losses incurred early on in the technology, finance, pharmaceuticals, media and industrials sectors. For the year ended December 31, 2002, the Fund returned -41.93% at net asset value, lagging the average variable annuity multi-cap core fund, which returned -22.48% for the same period, according to Lipper, Inc.

TECH AND TELECOM SHIFT

Early in 2002, the Fund had sizable concentrations in the economically sensitive tech and telecom sectors, which sank as the recovery got off to a slow start. We cut the Fund's losses by substantially paring our stakes in these sectors late last spring. Our sales included Parametric Technology, a software developer; Agere Systems, a telecommunications equipment company; and Nextel Communications, a wireless provider. All were among the Fund's weakest performers. We began focusing on companies like Microsoft, which has a steady earnings stream, strong balance sheet and promising new .NET strategy that helps integrate applications on the Internet. It was one of our largest investments and strongest performers. Late in the year, we also began adding other well-known technology names, including Intel and Nokia, as well as established telecom service providers like Verizon Communications.

[Table at bottom right hand column entitled "Top five stock holdings." The first listing is Microsoft 4.7%, the second is General Electronic 3.7%, the third American International Group 3.4%, the fourth
ExxonMobil 3.1% and the fifth Kraft Foods 3.1%. A note below the table reads "As a percentage of net assets on 12-31-02."]

ADDED DIVERSIFICATION

We sold most of the Fund's stake in large pharmaceutical companies during the first half of the year, as concerns about patent expirations, the lack of promising new drugs and manufacturing problems hammered stock prices. Disappointments included Bristol-Myers Squibb, Schering-Plough and Merck. During the second half of the year, we added health insurers, such as Cigna and UnitedHealth Group, as well as medical equipment companies, such as Medtronic and Johnson & Johnson. Both Medtronic and Johnson & Johnson contributed positively to performance. Despite disappointing performance, we also kept a sizable stake in Pfizer, a well-run drug company with a strong pipeline of new drugs that should benefit from merging with Pharmacia.

In the finance area, we exited from economically sensitive brokerage stocks, including J.P. Morgan Chase, Morgan Stanley Dean Witter and Charles Schwab. We also trimmed our large stake in Citigroup, a leading global financial services company whose near-term prospects weakened. Our focus shifted to diversified banks like Bank of America, Wells Fargo and Fifth Third Bancorp which tend to benefit in tough times as consumers flock to the safety of deposit accounts. We added as well to proven companies such as American International Group, a leading global insurer that came under pressure as investors shunned companies with complex business structures.

CHANGES TO CONSUMER FOCUS

Consumer staples stocks provided a safe haven for many investors. As prices rose, we sold CVS, a drug-store retail chain, and Gillette, a consumer care products company. We used the proceeds to buy Kraft Foods, a well-run company with steady market share gains that was recently spun-off from Philip Morris, and Coca-Cola, a brand name company in the midst of a promising restructuring. We significantly reduced our commitment to the consumer discretionary sector, selling Pegasus Communications, a highly leveraged satellite television company; Liberty Media, a complex media holding company; and McDonald's, a maturing company grappling with slower growth. We held on, however, to a large stake in Viacom, a well-run business with a great collection of media assets that has held up well.

IMPROVED OUTLOOK

We are cautiously optimistic that the U.S. economy will continue to show steady improvement, barring a prolonged war with Iraq or another terrorist attack. Most U.S. companies are well positioned for a recovery with little inventory backlog and improved productivity. Our strategy will be to run a diversified portfolio, buying good companies when their stock prices go on sale and then selling them when they approach full valuation. About 80% of the companies in the S&P 500 have strong balance sheets, and most valuations appear reasonable. We believe large-cap stocks are particularly attractively priced and offer strong long-term prospects as many of the regulatory, disclosure, and corporate governance issues that have plagued them this past year disappear.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.



A LOOK AT
PERFORMANCE

For the period ended 12-31-02

Cumulative total returns
One year                       -41.93%
Since inception (1-6-98)         2.17%

Average annual total returns
One year                       -41.93%
Since inception (1-6-98)         0.43%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

John Hancock V.A. Relative Value Fund
1-6-98 -- 12-31-02

The chart to the left shows how much a $10,000 investment in the John
Hancock V.A. Relative Value Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Relative Value Fund 1-6-98 - 12-31-02, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Relative Value Fund on January 6, 1998 and is equal to $10,217 as of December 31, 2002. The second line represents the Standard & Poor's 500 Index and is equal to $9,713 as of December 31, 2002.



FINANCIAL
STATEMENTS

Fund's Investments
Securities owned by the Fund on 12-31-02

SHARES    ISSUER                                                                                                VALUE
COMMON STOCKS 92.15%                                                                                      $28,135,946
(Cost $31,279,320)

Advertising  0.49%                                                                                           $148,580
  2,300   Omnicom Group, Inc.                                                                                 148,580

Banks -- United States 6.98%                                                                                2,131,880
 10,500   Bank of America Corp.                                                                               730,485
  4,200   Fifth Third Bancorp                                                                                 245,910
 11,000   State Street Corp.                                                                                  429,000
 15,500   Wells Fargo & Co.                                                                                   726,485

Beverages  3.79%                                                                                            1,158,036
  6,000   Anheuser-Busch Cos., Inc.                                                                           290,400
 19,800   Coca-Cola Co. (The)                                                                                 867,636

Chemicals  2.14%                                                                                              653,400
 22,000   Dow Chemical Co. (The)                                                                              653,400

Computers  8.30%                                                                                            2,534,785
  5,500   Dell Computer Corp.*                                                                                147,070
 84,000   EMC Corp.                                                                                           515,760
  3,750   International Business Machines Corp.                                                               290,625
 28,000   Microsoft Corp.*                                                                                  1,447,600
 43,000   Sun Microsystems, Inc.*                                                                             133,730

Cosmetics & Personal Care 1.42%                                                                               434,840
  3,000   Gillette Co. (The)                                                                                   91,080
  4,000   Procter & Gamble Co. (The)                                                                          343,760

Diversified Operations 1.82%                                                                                  554,850
  4,500   3M Co.                                                                                              554,850

Electronics  8.76%                                                                                          2,673,025
 21,000   Applied Materials, Inc.*                                                                            273,630
 46,000   General Electric Co.                                                                              1,120,100
 23,500   Intel Corp.                                                                                         365,895
 12,000   Micron Technology, Inc.                                                                             116,880
  1,000   MKS Instruments, Inc.*                                                                               16,430
 40,000   Skyworks Solutions, Inc.                                                                            344,800
 29,000   Texas Instruments, Inc.                                                                             435,290

Finance  3.76%                                                                                              1,146,475
 17,500   American Express Co.                                                                                618,625
 15,000   Citigroup, Inc.                                                                                     527,850

Food 3.34%                                                                                                  1,019,995
  2,500   Kellogg Co.                                                                                          85,675
 24,000   Kraft Foods, Inc. (Class A)                                                                         934,320

Household  1.69%                                                                                              515,610
 17,000   Newell Rubbermaid, Inc.                                                                             515,610

Insurance  10.09%                                                                                           3,080,818
 10,000   ACE, Ltd. (Bermuda)                                                                                 293,400
  7,000   Ambac Financial Group, Inc.                                                                         393,680
 18,000   American International Group, Inc.                                                                1,041,300
      5   Berkshire Hathaway, Inc. (Class A)*                                                                 363,750
  7,800   CIGNA Corp.                                                                                         320,736
 45,594   Travelers Property Casualty Corp. (Class A)*                                                        667,952

Leisure  1.69%                                                                                                517,050
 27,000   Mattel, Inc.                                                                                        517,050

Media  3.33%                                                                                                1,017,582
  9,700   Cumulus Media, Inc. (Class A)*                                                                      144,239
 23,850   Pegasus Communications Corp.*                                                                        31,243
 20,000   Viacom, Inc. (Class B)*                                                                             815,200
 10,000   XM Satellite Radio Holdings, Inc. (Class A)*                                                         26,900

Medical  16.85%                                                                                             5,145,225
 13,000   Abbott Laboratories                                                                                 520,000
  7,500   Aetna, Inc.                                                                                         308,400
 10,000   Alpharma, Inc. (Class A)                                                                            119,100
  5,000   Anthem, Inc.*                                                                                       314,500
  7,000   Bard (C.R.), Inc.                                                                                   406,000
  6,260   Baxter International, Inc.                                                                          175,280
  6,600   Gilead Sciences, Inc.*                                                                              224,400
180,000   I-STAT Corp.*                                                                                       720,000
  4,600   Johnson & Johnson                                                                                   247,066
  5,448   Medtronic, Inc.                                                                                     248,429
 26,000   Pfizer, Inc.                                                                                        794,820
  9,000   St. Jude Medical, Inc.                                                                              357,480
  8,500   UnitedHealth Group, Inc.                                                                            709,750

Office  1.60%                                                                                                 488,640
  8,000   Avery Dennison Corp.                                                                                488,640

Oil & Gas 6.51%                                                                                             1,988,065
  8,000   Anadarko Petroleum Corp.                                                                            383,200
  7,500   BJ Services Co.*                                                                                    242,325
 10,500   EOG Resources, Inc.                                                                                 419,160
 27,000   ExxonMobil Corp.                                                                                    943,380

Retail  6.36%                                                                                               1,942,165
 15,000   Bed Bath & Beyond, Inc.*                                                                            517,950
 16,000   Home Depot, Inc. (The)                                                                              383,360
  7,500   Lowe's Cos., Inc.                                                                                   281,250
  6,000   SYSCO Corp.                                                                                         178,740
 11,500   Wal-Mart Stores, Inc.                                                                               580,865

Telecommunications 2.23%                                                                                      680,950
  8,800   Nokia Corp., American Depositary Receipt
          (ADR) (Finland)                                                                                     136,400
  5,000   SBA Communications Corp.*                                                                             2,050
 14,000   Verizon Communications, Inc.                                                                        542,500

Tobacco  1.00%                                                                                                303,975
  7,500   Philip Morris Cos., Inc.                                                                            303,975


ISSUER, DESCRIPTION,                                                         INTEREST       PAR VALUE
MATURITY DATE                                                                    RATE   (000s OMITTED)          VALUE
SHORT-TERM INVESTMENTS 12.39%                                                                              $3,781,279
(Cost $3,781,279)

Joint Repurchase Agreement 7.89%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. -- Dated
12-31-02, due 01-02-03 (Secured by U.S.
Treasury Bond 8.500%, due 02-15-20, U.S.
Treasury Inflation Indexed Notes, 3.000% thru
3.500%, due 01-15-11 thru 07-15-12, and U.S.
Treasury Notes, 4.625% thru 5.375%,
due 02-28-02 thru 06-30-03)                                                     1.15%         $2,408        2,408,000

ISSUER, DESCRIPTION                                                                           SHARES            VALUE
Cash Equivalents 4.50%
AIM Cash Investment Trust**                                                                1,373,279        1,373,279

TOTAL INVESTMENTS 104.54%                                                                                 $31,917,225

OTHER ASSETS AND LIABILITIES, NET (4.54%)                                                                 ($1,386,453)

TOTAL INVESTMENTS 100.00%                                                                                 $30,530,772

 * Non-income producing security.

** Represents investment of security lending collateral.

   Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

   The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.


See notes to financial statements.



Statement of Assets and Liabilities

12-31-02

ASSETS
Investments at value (cost $35,060,599)
including $1,346,352 of securities loaned      $31,917,225
Dividends and interest receivable                   44,976
Other assets                                           849

Total assets                                    31,963,050

LIABILITIES
Due to custodian                                    15,742
Payable for securities on loan                   1,373,279
Payable to affiliates                               17,164
Other payables and accrued expenses                 26,093

Total liabilities                                1,432,278

NET ASSETS
Capital paid-in                                 65,804,397
Accumulated net realized loss on investments
and foreign currency transactions              (32,132,370)
Net unrealized depreciation of investments      (3,143,374)
Accumulated net investment income                    2,119

Net assets                                     $30,530,772

NET ASSET VALUE PER SHARE
Based on 5,465,376 shares of beneficial
interest outstanding -- unlimited number
of shares authorized with no par value               $5.59



Statement of Operations

For the year ended 12-31-02

INVESTMENT INCOME
Dividends
(net of foreign withholding taxes of $141)        $448,294
Securities lending income                           58,678
Interest                                            41,799

Total investment income                            548,771

EXPENSES
Investment management fee                          260,429
Auditing fee                                        18,000
Custodian fee                                       13,499
Accounting and legal services fee                    9,160
Printing                                             6,831
Trustees' fee                                        3,494
Miscellaneous                                        3,350
Interest expense                                     1,976
Legal fee                                              661
Registration and filing fee                             20

Total expenses                                     317,420

Net investment income                              231,351

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on
Investments                                    (30,227,736)
Foreign currency transactions                         (716)
Change in unrealized appreciation (depreciation)
  of investments                                 3,472,659

Net realized and unrealized gain (loss)        (26,755,793)

Decrease in net assets from operations        ($26,524,442)

See notes to financial statements.



Statement of Changes in Net Assets
                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                  12-31-01         12-31-02

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                             $109,779         $231,351
Net realized loss                                 (461,403)     (30,228,452)
Change in net unrealized
appreciation (depreciation)                       (929,271)       3,472,659

Decrease in net assets resulting
from operations                                 (1,280,895)     (26,524,442)

Distributions to shareholders
From net investment income                        (103,992)        (241,442)
From net realized gain                          (3,603,363)         (91,252)
                                                (3,707,355)        (332,694)
From Fund share transactions                    30,011,640       (6,678,094)

NET ASSETS
Beginning of period                             39,042,612       64,066,002

End of period 1                                $64,066,002      $30,530,772

1 Includes accumulated net investment income of $12,891 and $2,119, respectively.



Financial Highlights

                                                      12-31-98 1  12-31-99    12-31-00    12-31-01    12-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00      $12.03      $18.03      $10.64       $9.72
Net investment income 2                                   0.11        0.10        0.02        0.02        0.04
Net realized and unrealized gain (loss)
on investments                                            2.02        6.65       (0.80)      (0.32)      (4.11)
Total from investment operations                          2.13        6.75       (0.78)      (0.30)      (4.07)
Less distributions
From net investment income                               (0.10)      (0.10)      (0.02)      (0.02)      (0.04)
From net realized gain                                      --       (0.65)      (6.59)      (0.60)      (0.02)
                                                         (0.10)      (0.75)      (6.61)      (0.62)      (0.06)
Net asset value, end of period                          $12.03      $18.03      $10.64       $9.72       $5.59
Total return 3 (%)                                       21.39 4,5   56.65       (4.80)      (2.81)     (41.93)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $17         $39         $39         $64         $31
Ratio of expenses to average net assets (%)               0.85 6      0.77        0.79        0.74        0.73
Ratio of adjusted expenses
to average net assets 7 (%)                               1.03 6        --          --          --          --
Ratio of net investment income
to average net assets (%)                                 1.17 6      0.66        0.13        0.23        0.53
Portfolio turnover (%)                                     242         166         164          59         136

1 Began operations on 1- 6-98.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Not annualized.

5 Total return would have been lower had certain expenses not been reduced during the period shown.

6 Annualized.

7 Does not take into consideration expense reductions during the period shown.




NOTES TO
FINANCIAL STATEMENTS

NOTE A
Accounting policies

John Hancock V.A. Relative Value Fund (the "Fund") is a diversified series of John Hancock Declaration Trust ("the Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1995, consists of five different series at December 31, 2002. The Trustees may authorize the creation of additional series from time to time to satisfy various investment objectives. An insurance company issuing a Variable Contract that participates in the Trust will vote shares of the Fund held by the insurance company's separate accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Fund in proportion to the voting instructions received.

The investment objective of the Fund is to seek long-term capital appreciation. Prior to May 1, 2002, the investment objective of the Fund was to seek the highest total return (capital appreciation plus current income) that was consistent with reasonable safety of capital. The Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On December 31, 2002, the Fund loaned securities having a market value of $1,346,352 collateralized by cash in the amount of $1,373,279. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $31,801,591 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires December 31, 2010.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended December 31, 2002, the tax character of distributions paid was as follows: ordinary income $330,278 and long-term capital gains $2,416.

As of December 31, 2002, the components of distributable earnings on a tax basis included $2,523 of undistributed ordinary income. Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the to the Adviser at an annual rate of 0.60% of the Fund's average daily net asset value.

The Adviser has agreed to limit the Fund's expenses, excluding the management fee, to 0.25% of the Fund's average daily net assets, at least until April 30, 2003. There was no expense reduction for the year ended December 31, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                YEAR ENDED 12-31-01          YEAR ENDED 12-31-02
                             SHARES          AMOUNT        SHARES         AMOUNT
Shares sold               5,398,455     $56,971,452       890,182     $6,871,313
Distributions reinvested    383,527       3,707,355        55,738        332,694
Repurchased              (2,861,752)    (30,667,167)   (2,070,610)   (13,882,101)

NET INCREASE (DECREASE)   2,920,230     $30,011,640    (1,124,690)   ($6,678,094)


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2002, aggregated $55,990,488 and $63,427,937 respectively.

The cost of investments owned on December 31, 2002, including short-term investments, for federal income tax purposes was $35,391,379. Gross unrealized appreciation and depreciation of investments aggregated $692,316 and $4,166,470, respectively, resulting in net unrealized depreciation of $3,474,154. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended December 31, 2002, the Fund reclassified amounts to reflect an decrease in accumulated net realized loss on investments of $894, a decrease in accumulated net investment income of $681 and a decrease in capital paid-in of $213. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of foreign currency gains and losses in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for deferred compensation and foreign currency. The calculation of net investment income per share in the financial highlights excludes these adjustments.



Report of Ernst & Young LLP, Independent Auditors

To the Contract Owners and Trustees of
John Hancock Declaration Trust,

We have audited the accompanying statement of assets and liabilities of John Hancock V.A. Relative Value Fund (the "Fund"), one of the portfolios constituting John Hancock Declaration Trust, including the schedule of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock V.A. Relative Value Fund of the John Hancock Declaration Trust at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

                                                       /S/ ERNST & YOUNG

Boston, Massachusetts
February 7, 2003


Tax Information
UNAUDITED

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid, if any, during its taxable year ended December 31, 2002.

The Fund has designated distributions to shareholders of $2,416 as long-term capital gain dividend. These amounts were reported on the 2002 U.S. Treasury Department Form 1099-DIV.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2002, 100% of the dividends qualify for the corporate dividends-received deduction.

If the Fund had distributions, the shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for the calendar year 2002.



TRUSTEES &
OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             1998                31
Professor of Law, Emeritus, Boston University School of
Law (as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                         1998                31
President and Chief Executive Officer, Brookline
Bancorp. (lending) (since 1972); Chairman and
Director, Lumber Insurance Co. (insurance) (until
2000); Chairman and Director, Northeast Retirement
Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             1998                31
Vice President, Senior Banker and Senior Credit Officer,
Citibank, N.A. (retired 1991); Executive Vice President,
Citadel Group Representatives, Inc.; Director, Hudson
City Bancorp; Trustee, Scholarship Fund for Inner City
Children (since 1986).

Richard A. Farrell 2, Born: 1932                                                            1998                31
President, Farrell, Healer & Co., Inc. (venture capital
management firm) (since 1980) and General Partner of
the Venture Capital Fund of NE (since 1980); prior to
1980, headed the venture capital group at Bank of
Boston Corporation.

William F. Glavin 2, Born: 1932                                                             1998                31
President Emeritus, Babson College (as of 1998);
Vice Chairman, Xerox Corporation (until 1989);
Director, Reebok, Inc. (since 1994) and Inco Ltd.

Patti McGill Peterson, Born: 1943                                                           1998                39
Executive Director, Council for International Exchange
of Scholars (since 1998), Vice President, Institute of
International Education (since January 1998); Senior
Fellow, Cornell Institute of Public Affairs, Cornell
University (until 1997); President Emerita of Wells
College and St. Lawrence University; Director, Niagara
Mohawk Power Corporation (electric utility).

John A. Moore 2, Born: 1939                                                                 1998                39
President and Chief Executive Officer, Institute for
Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International
(health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit
research) (since 2002).

John W. Pratt 1, Born: 1931                                                                 1998                31
Professor of Business Administration Emeritus,
Harvard University Graduate School of Business
Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer,
John Hancock Financial Services, Inc.; Director,
Executive Vice President and Chief Investment Officer,
John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life
Insurance Company; Director, John Hancock
Subsidiaries, LLC ("Subsidiaries, LLC"), Hancock
Natural Resource Group, Independence Investment
LLC, Independence Fixed Income LLC, John Hancock
Advisers, LLC (the "Adviser") and The Berkeley
Financial Group, LLC ("The Berkeley Group"),
John Hancock Funds, LLC ("John Hancock Funds"),
Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc.
("Insurance Agency, Inc.") (until 1999).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman, President and Chief Executive
Officer, John Hancock Financial Services, Inc.,
John Hancock Life Insurance Company; Chairman,
Director, President and Chief Executive Officer,
the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John
Hancock Funds; Chairman, Director and Chief
Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC, Independence
Fixed Income LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the
Adviser and each of the John Hancock funds; Director,
SAMCorp., Executive Vice President and Chief Investment
Officer, Barring Asset Management, London UK (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the
Adviser, John Hancock Funds, and The Berkeley Group; Second
Vice President and Senior Associate Controller, Corporate Tax
Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1998
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds; Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1998
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President
and Treasurer of each of the John Hancock funds; Assistant
Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1998
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer,
SAMCorp., the Adviser and each of the John Hancock funds,
John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustee holds positions with the Fund's investment adviser, underwriter and certain other affiliates.



JOHN HANCOCK FUNDS

DECLARATION TRUST

ANNUAL

REPORT


[LOGO] John Hancock

[Rings]

Worldwide Sponsor


John Hancock Funds, LLC
MEMBER NASD

101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans

This report is for the information of the shareholders of the Hancock V.A. Relative Value Fund

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

8290A     12/02
           2/03






ANNUAL
REPORT

John Hancock

V.A. Sovereign Investors Fund

A series of John Hancock Declaration Trust

12.31.02

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo at bottom left center of page. A tag line below reads "JOHN HANCOCK FUNDS."]



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz
Richard P. Chapman, Jr.
William J. Cosgrove
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
William F. Glavin*
Dr. John A. Moore*
Patti McGill Peterson
John W. Pratt
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
529 Main Street
Charlestown, Massachusetts 02129

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

INSURANCE PRODUCTS ISSUER
John Hancock Life Insurance
Company, John Hancock Variable
Life Insurance Company*
200 Clarendon Street
Boston, Massachusetts 02117
*Not licensed in New York

FUND DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


HOW TO
CONTACT US

On the Internet
www.jhancock.com

By regular mail
John Hancock Signature Services, Inc.
529 Main Street
Charlestown, Massachusetts 02129

Customer service representatives
1-800-225-5291

24-hour automated information
1-800-338-8080



WELCOME

[A photo of Maureen Ford, Chairman and CEO, flush right next to first paragraph.]

Dear Shareholders,

Investors were probably never happier to close out a year than they were in 2002, since it was the third consecutive year that the stock market declined -- something that hadn't occurred in 60 years. Driving the fall were fears of war, a weak economy, disappointing profits, rising oil prices and a string of corporate scandals. All market sectors and investment styles suffered. As a result, the broad Standard & Poor's 500 Index fell by 22.09% for the year, while the Dow Jones Industrial Average lost 15.04% and the technology laden Nasdaq Composite Index lost 31.53%.

Despite a fourth-quarter rally, only 3.8% of U.S. stock mutual funds made money last year, and the average U.S. stock fund lost 22.42%, according to Lipper, Inc. Bond funds provided the only bright spot, producing mostly positive results, with the average long-term bond fund rising 7.9%. It was the third year in which bonds outperformed stocks and gained ground, confirming yet again the importance of having a portfolio well-diversified among stocks, bonds and cash.

In fact, the disparity between stock and bond results over the last three years means that many investors' portfolios may have shifted substantially in their mix between stocks and bonds. We recommend working with your investment professional to rebalance your assets according to your long-term goals.

After three down years, no one can predict when the bear market cycle will turn. Currently, uncertainties abound, as the good news seen in signs of improving economic and corporate data, and efforts by Washington to stimulate the economy, are offset by the possibility of war and other geopolitical risks.

While all these factors are beyond our control, investors can take charge of how they maneuver through the inevitable bull and bear market cycles. We've said it before, but it bears repeating: the key is to keep a long-term perspective and work with your investment professional to develop and maintain a properly diversified portfolio. We believe this offers the best protection in the tough times and the best means to reach your long-term goals.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



Table of contents

Managers' Report
page 4

A Look at Performance
page 5

Growth of $10,000
page 5

Fund's Investments
page 6

Financial Statements
page 11

Auditors' Opinion
page 17

Trustees & Officers
page 18



MANAGERS'
REPORT

[Photos of John Snyder, Barry Evans and Peter Schofield.]

John Hancock V.A. Sovereign Investors Fund

BY JOHN F. SNYDER, III, BARRY H. EVANS, CFA, AND PETER M. SCHOFIELD, CFA, PORTFOLIO MANAGERS

An anemic economic recovery, lackluster earnings and high-profile corporate scandals drove stock prices down throughout the year. There were few safe havens as the downturn hit virtually every sector of the market. With the Dow Jones Industrial Average down 15.04% and the Standard & Poor's 500 Index down 22.09%, stocks posted their third consecutive year of negative returns -- something that hasn't happened in 60 years.

PERFORMANCE REVIEW

In this difficult market environment, John Hancock V.A. Sovereign
Investors Fund returned -21.29% at net asset value. By comparison, the average variable annuity equity-income fund returned -16.75%, according to Lipper, Inc.

LARGE CAPS SUFFER; CONSUMER STAPLES STRONG

The Fund's relative underperformance can be explained by its heavier emphasis on large-capitalization stocks. Many of our large-cap names were spared during the market's decline in 2001. As the end of a market downturn gets closer, however, there's often indiscriminate selling. That's what happened this year as many large-cap names fell in the last stages of the market's capitulation. What's more, in the wake of corporate scandals, many large-cap companies with complex balance sheets suffered as investors began to question their accounting practices.

Citigroup and IBM were among the large-cap holdings that disappointed us. A combination of legal problems, difficulties overseas and the weak U.S. stock market took its toll on Citigroup. We believe, however, that the company's fundamentals are very strong, especially compared with its competitors. IBM has suffered from a lack of capital spending. In our opinion, management has done a great job refocusing the business through strategic divestitures and acquisitions. As a result, they've been able to gain market share in an extremely challenging business environment.

On the flip side, our consumer staple stocks continued to perform strongly throughout the year. In particular, Procter & Gamble and Avon have been among the few companies that have met or exceeded their earnings projections. At P&G, new management has successfully streamlined the company's product line and in turn gained market share. The story was similar for Avon as new management grew sales -- especially in international markets -- with several successful new products.

NEW OPPORTUNITIES

In this challenging market environment, we've adhered to our long-term investment strategy. The vast majority of the Fund's holdings remain in "dividend performers" -- those companies that have raised their dividends for at least 10 consecutive years. Our dividend performers' investment philosophy keeps us squarely focused on high-quality companies with reasonable valuations, steady earnings growth, strong cash flow and market leadership.

[Table at bottom right hand column entitled "Top five holdings." The first listing is Bank of America 5.1%, the second is Johnson & Johnson 4.3%, the third International Business Machines 3.9%, the fourth ExxonMobil 3.4% and the fifth Citigroup 3.0%. A note below the table reads "As a percentage of net assets on 12-31-02."]

Given the stock market's prolonged downturn, we've begun to see some compelling values that meet our strict investment standards. The decline has allowed us to add several new stocks to the portfolio that we've long admired, but haven't been able to purchase because of their high valuations. Omnicom -- one of the world's leading advertising agencies -- was hit hard as investors worried that advertising spending would dry up in a slowing economy. The decline brought Omnicom's valuation down to a level where we felt comfortable buying the stock. With a solid balance sheet and strong client base throughout the world, we believe that Omnicom will be one of the biggest beneficiaries of an increase in advertising that will undoubtedly accompany a stronger economy.

State Street Corp. is another new addition. Being one of the largest financial processors in the world, the market's downturn has taken a toll on State Street's revenues. That's because when stock market activity declines, so do processing needs. We've taken advantage of the company's recent drop to add the stock to the portfolio. Looking ahead, we believe the company will bounce back once the stock market turns around.

OUTLOOK

This year ended with a stock market rally that has left many investors wondering whether the downturn was over and stocks would finally turn around in 2003. Investors remain skeptical, however, remembering all too well the 2001 year-end rally, which quickly faded in 2002. As we look ahead, we believe that stock prices will move higher this year. After three straight years of losses, it would be unlikely for stocks to decline four years in a row. That's happened only once, from 1929-1932 during the Depression, and the situation is far different today.

Although the economic recovery will gain momentum in 2003, we don't expect to see a sharp rebound. Since low interest rates have allowed the consumer to continue spending during this recession, there's not a significant pent-up demand. In addition, excess capacity in the industrial sector will continue to limit pricing power and keep pressure on corporate earnings. As a result, it will be critical to own high-quality companies with strong balance sheets, steady earnings growth and the ability to leverage a gradual upturn in the economy.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.


A LOOK AT
PERFORMANCE

For the period ended 12-31-02

Cumulative total returns
One year                       -21.29%
Five years                     -10.09%
Since inception (8-29-96)       25.05%

Average annual total returns
One year                       -21.29%
Five years                      -2.10%
Since inception (8-29-96)        3.59%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.



GROWTH OF
$10,000

John Hancock V.A. Sovereign Investors Fund
8-29-96 -- 12-31-02

The chart to the left shows how much a $10,000 investment in the John Hancock V.A. Sovereign Investors Fund would be worth, assuming all distributions were rein vested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Sovereign Investors Fund 8-29-96 - 12-31-02, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $14,821 as of December 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Sovereign Investors Fund on August 29, 1996 and is equal to $12,505 as of December 31, 2002.



FINANCIAL
STATEMENTS

Fund's Investments
Securities owned by the Fund on 12-31-02

SHARES    ISSUER                                                                                               VALUE
COMMON STOCKS 96.47%                                                                                     $38,314,214
(Cost $39,095,548)

Advertising  1.09%                                                                                          $432,820
  6,700   Omnicom Group, Inc.                                                                                432,820

Banks -- United States 14.57%                                                                              5,788,968
 29,000   Bank of America Corp.                                                                            2,017,530
 25,000   Bank of New York Co., Inc. (The)                                                                   599,000
 34,225   Citigroup, Inc.                                                                                  1,204,378
 20,000   Mellon Financial Corp.                                                                             522,200
 10,000   State Street Corp.                                                                                 390,000
 10,000   U.S. Bancorp                                                                                       212,200
 18,000   Wells Fargo & Co.                                                                                  843,660

Beverages  1.17%                                                                                             464,420
 11,000   PepsiCo, Inc.                                                                                      464,420

Chemicals  3.47%                                                                                           1,377,240
 16,000   Air Products & Chemicals, Inc.                                                                     684,000
 12,000   Praxair, Inc.                                                                                      693,240

Computers  10.64%                                                                                          4,224,350
  8,000   Automatic Data Processing, Inc.                                                                    314,000
 66,000   Cisco Systems, Inc.*                                                                               864,600
 40,000   Hewlett-Packard Co.                                                                                694,400
 20,000   International Business Machines Corp.                                                            1,550,000
 15,500   Microsoft Corp.*                                                                                   801,350

Cosmetics & Personal Care 2.71%                                                                            1,077,400
 20,000   Avon Products, Inc.                                                                              1,077,400

Diversified Operations 7.29%                                                                               2,894,106
  6,300   3M Co.                                                                                             776,790
 10,937   Emerson Electric Co.                                                                               556,146
 46,800   General Electric Co.                                                                             1,139,580
  6,500   Illinois Tool Works, Inc.                                                                          421,590

Finance  3.15%                                                                                             1,251,183
  7,000   American Express Co.                                                                               247,450
 19,191   MBNA Corp.                                                                                         365,013
 16,000   Morgan Stanley Dean Witter & Co.                                                                   638,720

Food 1.32%                                                                                                   523,025
 13,435   Kraft Foods, Inc. (Class A)                                                                        523,025

Insurance  7.39%                                                                                           2,934,708
 30,000   AFLAC, Inc.                                                                                        903,600
 17,093   American International Group, Inc.                                                                 988,830
 12,000   Hartford Financial Services Group, Inc. (The)                                                      545,160
 33,933   Travelers Property Casualty Corp. (Class A)*                                                       497,118

Media  1.37%                                                                                                 543,960
  9,000   McGraw-Hill Cos., Inc. (The)                                                                       543,960

Medical  12.34%                                                                                            4,901,333
 21,000   Abbott Laboratories                                                                                840,000
 13,000   Baxter International, Inc.                                                                         364,000
 11,000   Cardinal Health, Inc.                                                                              651,090
 32,000   Johnson & Johnson                                                                                1,718,720
 10,000   Medtronic, Inc.                                                                                    456,000
  5,000   Merck & Co., Inc.                                                                                  283,050
 19,250   Pfizer, Inc.                                                                                       588,473

Mortgage Banking 4.34%                                                                                     1,722,040
 13,000   Fannie Mae                                                                                         836,290
 15,000   Freddie Mac                                                                                        885,750

Office 1.38%                                                                                                 549,720
  9,000   Avery Dennison Corp.                                                                               549,720

Oil & Gas 8.73%                                                                                            3,467,498
  8,000   Anadarko Petroleum Corp.                                                                           383,200
 20,000   BP Plc American Depositary Receipts
          (ADR) (United Kingdom)                                                                             813,000
 14,000   ChevronTexaco Corp.                                                                                930,720
 38,368   Exxon Mobil Corp.                                                                                1,340,578

Retail  5.10%                                                                                              2,026,450
 10,000   Family Dollar Stores, Inc.                                                                         312,100
 17,000   Lowe's Cos., Inc.                                                                                  637,500
 15,000   SYSCO Corp.                                                                                        446,850
 21,000   Target Corp.                                                                                       630,000

Soap & Cleaning Preparations 2.79%                                                                         1,109,125
 10,500   Colgate-Palmolive Co.                                                                              550,515
  6,500   Procter & Gamble Co.                                                                               558,610

Telecommunications 1.95%                                                                                     775,000
  10,000   Nokia Oyj (ADR) (Finland)                                                                         155,000
  16,000   Verizon Communications, Inc.                                                                      620,000

Tobacco  2.55%                                                                                             1,013,250
  25,000   Philip Morris Cos., Inc.                                                                        1,013,250

Utilities  3.12%                                                                                           1,237,618
   5,000   ALLTEL Corp.                                                                                      255,000
  10,000   BellSouth Corp.                                                                                   258,700
  26,703   SBC Communications, Inc.                                                                          723,918


ISSUER, DESCRIPTION,                                                         INTEREST       PAR VALUE
MATURITY DATE                                                                    RATE   (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 8.16%                                                                              $3,243,490
(Cost $3,243,490)

Joint Repurchase Agreement 3.05%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. -- Dated
12-31-02, due 01-02-03 (Secured by U.S.
Treasury Bond 8.500% due 02-15-20, U.S.
Treasury Notes 4.625% due 02-28-02 and 5.375%
due 06-30-03, U.S. Treasury Inflation Indexed
Notes 3.500% due 01-15-11 and 3.000% due
07-15-12)                                                                       1.15%          $1,213      1,213,000


                                                                                              SHARES
Cash Equivalents 5.11%
AIM Cash Investment Trust**                                                                2,030,490       2,030,490

TOTAL INVESTMENTS 104.63%                                                                                $41,557,704

OTHER ASSETS AND LIABILITIES, NET (4.63%)                                                                ($1,840,043)

TOTAL NET ASSETS 100.00%                                                                                 $39,717,661

 * Non-income producing security.

** Represents investment of security lending collateral.

   Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

   The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.


See notes to financial statements.



Statement of Assets and Liabilities

12-31-02

ASSETS
Investments at value (cost $42,339,038)
including $2,013,117 of securities loaned      $41,557,704
Receivable for investments sold                    172,046
Dividends and interest receivable                   66,316
Other assets                                         1,244

Total assets                                    41,797,310

LIABILITIES
Due to custodian                                     1,110
Payable for securities on loan                   2,030,490
Payable to affiliates                               26,093
Other payables and accrued expenses                 21,956

Total liabilities                                2,079,649

NET ASSETS
Capital paid-in                                 53,102,309
Accumulated net realized loss
on investments                                 (12,604,142)
Net unrealized depreciation
of investments                                    (781,334)
Accumulated net investment income                      828

Net assets                                     $39,717,661

NET ASSET VALUE PER SHARE
Based on 3,505,657 shares of beneficial
interest outstanding -- unlimited number of
shares authorized with no par value                 $11.33



Statement of Operations

For the year ended 12-31-02

INVESTMENT INCOME
Dividends
(net of foreign withholding taxes of $1,140)      $876,205
Interest
(including securities lending income of $430)       78,808

Total investment income                            955,013

EXPENSES
Investment management fee                          309,960
Auditing fee                                        18,000
Accounting and legal services fee                   14,724
Custodian fee                                       12,458
Printing                                             5,578
Trustees' fee                                        3,645
Miscellaneous                                        2,234
Legal fee                                              549
Interest expense                                       461
Registration and filing fee                             20

Total expenses                                     367,629

Net investment income                              587,384

REALIZED AND UNREALIZED LOSS

Net realized loss on investments                (7,329,394)
Change in unrealized appreciation
(depreciation) of investments                   (6,254,784)

Net realized and unrealized loss               (13,584,178)

Decrease in net assets from operations        ($12,996,794)

See notes to financial statements.



Statement of Changes in Net Assets
                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                  12-31-01         12-31-02
INCREASE (DECREASE) IN NET ASSETS
From operations
Net investment income                           $1,021,555         $587,384
Net realized loss                               (3,019,394)      (7,329,394)
Change in net unrealized
appreciation (depreciation)                     (1,296,552)      (6,254,784)

Decrease in net assets resulting
from operations                                 (3,294,391)     (12,996,794)

Distributions to shareholders
From net investment income                      (1,041,147)        (586,103)
                                                (1,041,147)        (586,103)
From Fund share transactions                    13,462,214      (11,154,216)

NET ASSETS
Beginning of period                             55,328,098       64,454,774

End of period 1                                $64,454,774      $39,717,661

1 Includes distributions in excess of net investment income of $499 and accumulated net investment income of $828, respectively.



Financial Highlights

                                                      12-31-98    12-31-99    12-31-00    12-31-01    12-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $13.59      $15.61      $15.96      $15.69      $14.57
Net investment income 1                                   0.27        0.24        0.21        0.24        0.15
Net realized and unrealized gain (loss)
on investments                                            2.00        0.35       (0.27)      (1.12)      (3.24)
Total from investment operations                          2.27        0.59       (0.06)      (0.88)      (3.09)
Less distributions
From net investment income                               (0.25)      (0.24)      (0.21)      (0.24)      (0.15)
Tax return of capital                                       --          -- 2        --          --          --
                                                         (0.25)      (0.24)      (0.21)      (0.24)      (0.15)
Net asset value, end of period                          $15.61      $15.96      $15.69      $14.57      $11.33
Total return 3 (%)                                       16.88        3.84       (0.33)      (5.56)     (21.29)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $34         $50         $55         $64         $40
Ratio of expenses to average net assets %                 0.74        0.70        0.72        0.70        0.71
Ratio of net investment income
to average net assets %                                   1.88        1.57        1.37        1.63        1.14
Portfolio turnover %                                        19          26          46          77          41

1 Based on the average of the shares outstanding.

2 Less than $0.01 per share.

3 Assumes dividend reinvestment.


See notes to financial statements.



NOTES TO
FINANCIAL STATEMENTS

NOTE A
Accounting policies

John Hancock V.A. Sovereign Investors Fund (the "Fund") is a diversified series of John Hancock Declaration Trust ("the Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1995, consists of five different series at December 31, 2002. The Trustees may authorize the creation of additional series from time to time to satisfy various investment objectives. An insurance company issuing a Variable Contract that participates in the Trust will vote shares of the Fund held by the insurance company's separate accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Fund in proportion to the voting instructions received.

The investment objective of the Fund is to seek long-term growth of capital and income without assuming undue market risks. The Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The cash collateral was invested in a short-term instrument. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On December 31, 2002, the Fund loaned securities having a market value of $2,013,117 collateralized by cash in the amount of $2,030,490.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, the Fund has $12,468,694 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The Fund's carryforwards expire as follows: December 31, 2006 -- $157,877, December 31, 2007 -- $101,159, December 31, 2008 --
$1,206,695, December 31, 2009 -- $3,153,775, and December 31, 2010 --
$7,849,188. Net capital losses of $98,574 that are attributable to security transactions occurred after October 31, 2002, are treated as arising on January 1, 2003, the first day of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended December 31, 2002, the tax character of distributions paid was as follows: ordinary income $586,103.

As of December 31,2002, the components of distributable earnings on a tax basis included $1,450 of undistributed ordinary income. Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.60% of the Fund's average daily net asset value.

The Adviser has agreed to limit the Fund's expenses, excluding the management fee to 0.25% of the Fund's average daily net assets, at least until April 30, 2003. There was no expense reduction for the year ended December 31, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                YEAR ENDED 12-31-01          YEAR ENDED 12-31-02
                             SHARES          AMOUNT        SHARES         AMOUNT
Shares sold               1,610,786     $23,800,498       134,022     $1,666,677
Distributions reinvested     73,840       1,041,147        47,254        586,103
Repurchased                (788,014)    (11,379,431)   (1,097,904)   (13,406,996)

NET INCREASE (DECREASE)     896,612     $13,462,214      (916,628)  ($11,154,216)

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2002, aggregated $20,199,560 and $29,960,775, respectively.

The cost of investments owned on December 31, 2002, including short-term investments, for federal income tax purposes was $42,375,912. Gross unrealized appreciation and depreciation of investments aggregated $3,926,521 and $4,744,729, respectively, resulting in net unrealized depreciation of $818,208. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended December 31, 2002, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $141, an increase in accumulated net investment income of $46 and a decrease in capital paid-in of $187. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for deferred compensation. The calculation of net investment income per share in the financial highlights excludes these adjustments.



Report of Ernst & Young LLP, Independent Auditors

To the Contract Owners and Trustees of
John Hancock Declaration Trust,

We have audited the accompanying statement of assets and liabilities of John Hancock V. A. Sovereign Investors Fund (the "Fund"), one of the portfolios constituting John Hancock Declaration Trust, including the schedule of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock V. A. Sovereign Investors Fund of the John Hancock Declaration Trust at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

                                                       /S/ ERNST & YOUNG

Boston, Massachusetts
February 7, 2003


Tax Information
UNAUDITED

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid, if any, during its taxable year ended December 31, 2002.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2002, 100% of the dividends qualify for the corporate dividends-received deduction.

If the Fund had distributions, the shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for the calendar year 2002.



TRUSTEES &
OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             1996                31
Professor of Law, Emeritus, Boston University School of
Law (as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                         1996                31
President and Chief Executive Officer, Brookline
Bancorp. (lending) (since 1972); Chairman and
Director, Lumber Insurance Co. (insurance) (until
2000); Chairman and Director, Northeast Retirement
Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             1996                31
Vice President, Senior Banker and Senior Credit Officer,
Citibank, N.A. (retired 1991); Executive Vice President,
Citadel Group Representatives, Inc.; Director, Hudson
City Bancorp; Trustee, Scholarship Fund for Inner City
Children (since 1986).

Richard A. Farrell 2, Born: 1932                                                            1996                31
President, Farrell, Healer & Co., Inc. (venture capital
management firm) (since 1980) and General Partner of
the Venture Capital Fund of NE (since 1980); prior to
1980, headed the venture capital group at Bank of
Boston Corporation.

William F. Glavin 2, Born: 1932                                                             1996                31
President Emeritus, Babson College (as of 1998);
Vice Chairman, Xerox Corporation (until 1989);
Director, Reebok, Inc. (since 1994) and Inco Ltd.

Patti McGill Peterson, Born: 1943                                                           1996                39
Executive Director, Council for International Exchange
of Scholars (since 1998), Vice President, Institute of
International Education (since January 1998); Senior
Fellow, Cornell Institute of Public Affairs, Cornell
University (until 1997); President Emerita of Wells
College and St. Lawrence University; Director, Niagara
Mohawk Power Corporation (electric utility).

John A. Moore 2, Born: 1939                                                                 1996                39
President and Chief Executive Officer, Institute for
Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International
(health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit
research) (since 2002).

John W. Pratt, Born: 1931                                                                   1996                31
Professor of Business Administration Emeritus,
Harvard University Graduate School of Business
Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer,
John Hancock Financial Services, Inc.; Director,
Executive Vice President and Chief Investment Officer,
John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life
Insurance Company; Director, John Hancock
Subsidiaries, LLC ("Subsidiaries, LLC"), Hancock
Natural Resource Group, Independence Investment
LLC, Independence Fixed Income LLC, John Hancock
Advisers, LLC (the "Adviser") and The Berkeley
Financial Group, LLC ("The Berkeley Group"),
John Hancock Funds, LLC ("John Hancock Funds"),
Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc.
("Insurance Agency, Inc.") (until 1999).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman, President and Chief Executive
Officer, John Hancock Financial Services, Inc.,
John Hancock Life Insurance Company; Chairman,
Director, President and Chief Executive Officer,
the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John
Hancock Funds; Chairman, Director and Chief
Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC, Independence
Fixed Income LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the
Adviser and each of the John Hancock funds; Director,
SAMCorp., Executive Vice President and Chief Investment
Officer, Barring Asset Management, London UK (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the
Adviser, John Hancock Funds, and The Berkeley Group; Second
Vice President and Senior Associate Controller, Corporate Tax
Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1996
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds; Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1996
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President
and Treasurer of each of the John Hancock funds; Assistant
Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1996
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer,
SAMCorp., the Adviser and each of the John Hancock funds,
John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustee holds positions with the Fund's investment adviser, underwriter and certain other affiliates.



JOHN HANCOCK FUNDS

DECLARATION TRUST

ANNUAL

REPORT


[LOGO] John Hancock

[Rings]

Worldwide Sponsor


John Hancock Funds, LLC
MEMBER NASD

101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans

This report is for the information of the shareholders of the Hancock V.A. Sovereign Investors Fund

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

8150A     12/02
           2/03






ANNUAL
REPORT

John Hancock

V.A. Strategic Income Fund

A series of John Hancock Declaration Trust

12.31.02

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo at bottom left center of page. A tag line below reads "JOHN HANCOCK FUNDS."]



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz
Richard P. Chapman, Jr.
William J. Cosgrove
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
William F. Glavin*
Dr. John A. Moore*
Patti McGill Peterson
John W. Pratt
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
529 Main Street
Charlestown, Massachusetts 02129

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

INSURANCE PRODUCTS ISSUER
John Hancock Life Insurance
Company, John Hancock Variable
Life Insurance Company*
200 Clarendon Street
Boston, Massachusetts 02117
*Not licensed in New York

FUND DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


HOW TO
CONTACT US

On the Internet
www.jhancock.com

By regular mail
John Hancock Signature Services, Inc.
529 Main Street
Charlestown, Massachusetts 02129

Customer service representatives
1-800-225-5291

24-hour automated information
1-800-338-8080



WELCOME

[A photo of Maureen Ford, Chairman and CEO, flush right next to first paragraph.]

Dear Shareholders,

Investors were probably never happier to close out a year than they were in 2002, since it was the third consecutive year that the stock market declined -- something that hadn't occurred in 60 years. Driving the fall were fears of war, a weak economy, disappointing profits, rising oil prices and a string of corporate scandals. All market sectors and investment styles suffered. As a result, the broad Standard & Poor's 500 Index fell by 22.09% for the year, while the Dow Jones Industrial Average lost 15.04% and the technology laden Nasdaq Composite Index lost 31.53%.

Despite a fourth-quarter rally, only 3.8% of U.S. stock mutual funds made money last year, and the average U.S. stock fund lost 22.42%, according to Lipper, Inc. Bond funds provided the only bright spot, producing mostly positive results, with the average long-term bond fund rising 7.9%. It was the third year in which bonds outperformed stocks and gained ground, confirming yet again the importance of having a portfolio well-diversified among stocks, bonds and cash.

In fact, the disparity between stock and bond results over the last three years means that many investors' portfolios may have shifted substantially in their mix between stocks and bonds. We recommend working with your investment professional to rebalance your assets according to your long-term goals.

After three down years, no one can predict when the bear market cycle will turn. Currently, uncertainties abound, as the good news seen in signs of improving economic and corporate data, and efforts by Washington to stimulate the economy, are offset by the possibility of war and other geopolitical risks.

While all these factors are beyond our control, investors can take charge of how they maneuver through the inevitable bull and bear market cycles. We've said it before, but it bears repeating: the key is to keep a long-term perspective and work with your investment professional to develop and maintain a properly diversified portfolio. We believe this offers the best protection in the tough times and the best means to reach your long-term goals.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



Table of contents

Managers' Report
page 4

A Look at Performance
page 5

Growth of $10,000
page 5

Fund's Investments
page 6

Financial Statements
page 11

Auditors' Opinion
page 17

Trustees & Officers
page 18



BY FREDERICK L. CAVANAUGH, JR., AND DANIEL S. JANIS, III, PORTFOLIO MANAGERS

John Hancock V.A. Strategic Income Fund

MANAGERS'
REPORT

[Photos of Fred Cavanaugh and Dan Janis.]

Global bond markets turned in strong gains in 2002, although various sectors of the market performed far better than others. Among the top-performing fixed-income investments were foreign bonds, which benefited from both the global economic weakness that caused interest rates to fall and bond prices to rise, and the depreciation of the U.S. dollar compared with other major foreign currencies.

U.S. Treasuries also performed well because of stock market volatility and strong demand for relatively safe investments. Falling interest rates also helped. That said, U.S. Treasury bonds and notes struggled in the fourth quarter as stocks rallied in response to a brief subsiding in war worries, the Republican mid-term election victories and a one-half percentage point cut in interest rates, which many felt could result in stronger economic conditions and higher inflation in 2003.

High-yield corporate bonds took the opposite track, struggling in the first three quarters of 2002, but rebounding in the final quarter. High-yield bonds suffered in response to weak economic conditions. High-yield corporates are heavily dependent on corporate financial health and as such, are more correlated to the stock market's performance. More importantly, however, investors became increasingly skittish and risk-averse amid the financial scandals that engulfed companies such as Enron, Global Crossing, Adelphia Communications and WorldCom. But in the final months of the year, high-yield bond prices rallied with the stock market.

FUND PERFORMANCE

For the 12 months ended December 31, 2002, John Hancock V.A. Strategic Income Fund posted a total return of 7.87% at net asset value. This compared with the 8.47% return of the average variable annuity general bond fund.

FOCUS ON QUALITY HELPS

The Fund did well as the result of our asset allocation decisions, which resulted in the portfolio's gradually shifting toward higher-quality securities. We benefited from our increased stake in foreign government bonds, as well as from our relatively light exposure to high-yield corporates. Among foreign government bonds, our holdings in European government bonds, which we added to throughout the period, performed quite well. Bonds issued by Germany, Spain and Italy were attractive based on our expectations of interest-rate cuts amid growing economic weakness. Although the European Central Bank didn't cut rates until late in the period, the bonds in those countries generally rallied in anticipation of the cuts. We also focused on high-quality bonds issued by other developed countries, including Canada and New Zealand.

[Table at bottom right hand column entitled "Top five industry groups." The first listing is Foreign governments 50%, the second is U.S. government 17%, the third Leisure 6%, the fourth Media 5% and the fifth Oil & gas 5%. A note below the table reads "As a percentage of net assets on 12-31-02."]

Some of our purchases of foreign government bonds came as the result of our selling emerging-market bonds, which we felt had reached their full value. Others came from selling U.S. Treasury securities. While the Fund benefited from its stake in Treasury bonds early on, we sold some because we became more pessimistic about the U.S. dollar as the period progressed. The dollar seemed to us at the time to be overvalued, and we worried about the potential for further declines because of the record trade deficit and concerns that foreigners' interest in our stock and bond markets would wane given all the recent volatility. As the dollar continued to weaken, that positioning served the portfolio well.

HIGH-QUALITY HIGH YIELD

Our focus on the higher-quality names within the high-yield corporate bond sector also aided performance. Among the top-performing holdings were some oil companies, whose prices were driven higher in part by the prospects of rising energy prices in light of the oil workers strike in Venezuela and a potential U.S. war with Iraq. For similar reasons, our holdings in other energy companies -- such as Chesapeake Energy -- also did well. Mexico's leading television broadcaster, Grupo Televisa, continued to gain market share in the Mexican TV market and benefited from the continued solid performance of Univision and Innova, in which Televisa owns equity stakes. Innova, the Mexican platform for Sky International satellite television programming, also performed well by turning cash flow positive and continuing to take market share from its primary competitor, DirecTV Latin America.

On the flip side, our holdings in paper company Corporacion Durango weakened when sales declined due to a boiler explosion at the company's Georgia paper mill. Coal company Horizon Natural Resources filed for bankruptcy, which obviously was a disappointment.

OUTLOOK

For now, we plan to maintain our high-quality focus. But we have begun to gradually increase our historically low exposure to high-yield corporate bonds and plan to continue to do so once we're more comfortable with the strength of economic activity, corporate earnings and the geopolitical situation.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. See the prospectus for the risks of investing in high-yield bonds.



A LOOK AT
PERFORMANCE

For the period ended 12-31-02

Cumulative total returns
One year                         7.87%
Five years                      25.75%
Since inception (8-29-96)       49.62%

Average annual total returns
One year                         7.87%
Five years                       4.69%
Since inception (8-29-96)        6.56%

Yield
SEC 30-Day Yield                 5.88%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

John Hancock V.A. Strategic Income Fund
8-29-96 -- 12-31-02

The chart to the left shows how much a $10,000 investment in the John Hancock V.A. Strategic Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in three indexes:

Merrill Lynch AAA U.S. Treasury/Agency Master Index, an index of fixed-rate U.S. Treasury and agency securities

Merrill Lynch High Yield Master II Index, an index of Yankee and high yield bonds

Salomon Smith Barney World Government Bond Index, an index of bonds issued by governments in the U.S., Europe and Asia

It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Strategic Income Fund 8-29-96 - 12-31-02, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the Merrill Lynch AAA U.S. Treasury/Agency Master Index and is equal to $16,634 as of December 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Strategic Income Fund on August 29, 1996 and is equal to $14,963 as of December 31, 2002. The fourth bar represents the Salomon Smith Barney World Government Bond Index and is equal to $13,670 as of December 31, 2002. The fifth bar represents the Merrill Lynch High Yield Master II Index and is equal to $12,342 as of December 31, 2002.



FINANCIAL
STATEMENTS

Fund's Investments
Securities owned by the Fund on 12-31-02

ISSUER, DESCRIPTION,                                               INTEREST   CREDIT       PAR VALUE
MATURITY DATE                                                          RATE   RATING*  (000s OMITTED)           VALUE
BONDS 98.20%                                                                                              $71,460,901
(Cost $69,709,227)

Advertising 0.17%                                                                                            $120,055
Go Outdoor Systems Holding S.A.,
  Sr Sub Note (France)
  07-15-09 (E)                                                       10.500      B-               100         120,055

Agricultural Operations 0.00%                                                                                   3,402
Iowa Select Farms L.P./ISF Finance, Inc.,
  Jr Sec Sub Note, Payment-In-Kind,
  12-01-06 (R)                                                       10.750      Ca                 6           3,402

Automobile/Trucks 0.03%                                                                                        20,500
J.B. Poindexter & Co., Inc.,
  Sr Note 05-15-04                                                   12.500      B-                25          20,500

Banks -- United States 0.30%                                                                                  218,846
Colonial Bank,
  Sub Note 06-01-11                                                   9.375      BBB-             200         218,846

Building 0.49%                                                                                                358,041
Amatek Industries Property Ltd.,
  Sr Sub Note (Australia)
  02-15-08                                                           12.000      CCC+              25          27,000
Celulosa Arauco y Constitucion S.A.,
  Bond (Chile) 09-13-11                                               7.750      BBB+             300         331,041

Chemicals 0.33%                                                                                               241,475
American Pacific Corp.,
  Sr Note 03-01-05                                                    9.250      BB-               30          30,600
Huntsman ICI Holdings LLC,
  Sr Disc Note 12-31-09                                                Zero      B+                75          16,875
Nova Chemicals Corp.,
  Sr Note (Canada) 05-15-06                                           7.000      BB+              200         194,000

Consumer Products Misc. 0.01%                                                                                   5,000
Diamond Brands Operating Corp.,
  Sr Sub Note 04-15-08 (B)                                           10.125      D                100           5,000

Containers 1.44%                                                                                            1,050,609
BWAY Corp.,
  Sr Sub Note 10-15-10 (R)                                           10.000      B-                75          77,813
Kappa Beheer B.V.,
  Gtd Sr Sub Note (Netherlands)
  07-15-09 (E)                                                       10.625      B                 75          80,250
  Sr Sub Bond (Netherlands)
  07-15-09                                                           10.625      B                150         167,646
Owens-Brockway Glass
  Container, Inc.,
  Sr Sec Note 02-15-09                                                8.875      BB               280         288,400
Riverwood International Corp.,
  Gtd Sr Sub Note 04-01-08                                           10.875      CCC+             300         301,500
Vicap S.A. de C.V.,
  Gtd Sr Note (Mexico) 05-15-07                                      11.375      B+               150         135,000

Cosmetics & Personal Care 0.01%                                                                                 7,500
Global Health Sciences, Inc.,
  Gtd Sr Note 05-01-08 (B)                                           11.000      D                 75           7,500

Electronics 0.22%                                                                                             159,000
UCAR Finance, Inc.,
  Gtd Sr Note 02-15-12                                               10.250      B                200         159,000

Energy 0.18%                                                                                                  131,890
Great Lakes Acquisition Corp.,
  Sr Disc Deb, Step Coupon
  (13.125%, 05-15-03)
  05-15-09 (A)                                                         Zero      B-               200          90,000
Great Lakes Carbon Corp.,
  Gtd Sr Sub Note 05-15-08                                           10.250      B-                59          41,890

Food 0.42%                                                                                                    308,060
Dean Foods Co.,
  Sr Note 08-01-07                                                    8.150      BB-              200         210,500
Del Monte Corp.,
  Sr Sub Note 12-15-12 (R)                                            8.625      B                 63          64,260
RAB Holdings, Inc.,
  Sr Note 05-01-08 (R)                                               13.000      Ca               120          33,300

Government -- Foreign 50.36%                                                                               36,648,337
Australia, Government of,
  Bond (Australia) 04-15-15 #                                         6.250      Aaa            1,000         606,373
Bonos Y Oblig Del Estado,
  Bond (Spain) 07-30-04 (E)                                           4.500      AA+              500         538,792
  Bond (Spain) 10-31-11 (E)                                           5.350      AA+            1,420       1,612,979
  Bond (Spain) 07-30-12 (E)                                           5.000      AA+              500         554,187
Bundesrepublik Deutschland,
  Bond (Denmark) 07-04-12 (E)                                         5.000      AAA            1,200       1,334,872
Buoni Poliennali Del Tes,
  Bond (Italy) 08-01-11 (E)                                           5.250      AA               865         974,021
  Bond (Italy) 05-01-31 (E)                                           6.000      AA               700         852,318
Canada, Government of,
  Bond (Canada) 02-01-03 #                                           11.750      AAA            1,000         637,074
  Bond (Canada) 09-01-05 #                                            6.000      AAA            1,000         674,744
  Bond (Canada) 12-01-05 #                                            8.750      AAA            1,900       1,377,398
  Bond (Canada) 12-01-06 #                                            7.000      AAA            2,300       1,635,373
  Bond (Canada) 09-01-07 #                                            4.500      AAA              280         181,225
  Bond (Canada) 06-01-08 #                                            6.000      AAA              500         344,452
  Bond (Canada) 06-01-09 #                                            5.500      AAA            2,500       1,680,798
  Bond (Canada) 06-01-10 #                                            5.500      AA+            1,675       1,121,830
  Bond (Canada) 06-01-11 #                                            6.000      AAA            2,550       1,756,462
  Bond (Canada) 06-01-29 #                                            5.750      AA+            3,425       2,283,984
Chile, Republic of,
  Note (Chile) 01-11-12                                               7.125      A-               600         674,461
Colombia, Republic of,
  Bond (Colombia) 02-25-20                                           11.750      BB               400         428,000
  Note (Colombia) 04-09-11                                            9.750      BBB              700         722,979
Germany, Federal Republic of,
  Bond (Germany) 01-04-12 (E)                                         5.000      AAA              950       1,057,572
Mexican, United States,
  Bond (Mexico) 09-15-16                                             11.375      BBB-             200         268,000
  Note (Mexico) 01-14-11                                              8.375      BB+              800         904,000
  Note (Mexico) 08-15-31                                              8.300      BBB-             600         633,000
  Unsub Note (Mexico) 03-13-08                                        7.375      BBB-             390         437,681
New Zealand, Government of,
  Bond (New Zealand) 11-15-06 #                                       8.000      AAA            3,450       1,938,089
  Bond (New Zealand) 11-15-11 #                                       6.000      AAA            2,525       1,314,809
Norway, Government of,
  Bond (Norway) 11-30-04 #                                            5.750      AAA            9,500       1,382,668
Panama, Republic of,
  Bond (Panama) 02-08-11                                              9.625      BB               700         764,750
  Bond (Panama) 01-16-23                                              9.375      BB               150         154,500
Peru, Republic of,
  Note (Peru) 01-15-08                                                9.125      BB-              275         277,750
Russia, Federation of,
  Unsub Note (Russia) 06-26-07                                       10.000      BB             1,715       1,952,956
  Unsub Note (Russia) 03-31-10                                        8.250      B                725         767,050
  Unsub Note (Russia) 07-24-18                                       11.000      BB             1,350       1,620,000
  Unsub Note (Russia) 06-24-28                                       12.750      B                600         798,000
Sweden, Government of,
  Bond (Sweden) 05-05-03 #                                           10.250      AAA            3,500         410,514
  Bond (Sweden) 01-15-04 #                                            5.000      AAA            3,700         430,371
  Bond (Sweden) 02-09-05 #                                            6.000      AAA            4,500         539,161
  Bond (Sweden) 08-15-07 #                                            8.000      AAA            5,000         665,144
Venezuela, Republic of,
  Bond (Venezuela) 09-15-27                                           9.250      CCC+             500         340,000

Government -- U.S. 17.14%                                                                                  12,468,927
United States Treasury,
  Bond 08-15-05                                                       6.500      AAA              400         447,406
  Bond 08-15-05                                                      10.750      AAA              400         490,328
  Bond 02-15-16                                                       9.250      AAA              615         912,602
  Bond 08-15-19                                                       8.125      AAA            3,265       4,547,789
  Note 08-15-04                                                       7.250      AAA            2,240       2,450,262
  Note 05-15-05                                                       6.500      AAA            1,300       1,443,051
  Note 08-15-07                                                       6.125      AAA              940       1,080,927
  Note 08-15-11                                                       5.000      AAA            1,000       1,096,562

Government -- U.S. Agencies 1.79%                                                                           1,300,000
Government National
  Mortgage Assn.,
  30 Yr Pass Thru Ctf 01-01-32                                        6.000      AAA            1,250       1,300,000

Leisure 6.43%                                                                                               4,678,705
AMC Entertainment, Inc.,
  Sr Sub Note 02-01-11                                                9.500      CCC+             300         295,500
Chukchansi Economic
  Development Authority,
  Sr Note 06-15-09 (R)                                               14.500      Caa1             125         125,000
Coast Hotels and Casinos, Inc.,
  Sr Sub Deb 04-01-09                                                 9.500      B                300         321,000
Fitzgeralds Gaming Corp.,
  Gtd Sr Sec Note Ser B
  12-15-04 (B)                                                       12.250      D                 50           2,500
HMH Properties, Inc.,
  Sr Note Ser B 08-01-08                                              7.875      BB-              100          97,000
Hockey Co. (The)/Sport Maska, Inc.,
  Unit (Sr Sec Note & Sr Sec Note)
  (Canada) 04-15-09                                                  11.250      B                410         418,200
Isle of Capri Casinos, Inc,
  Sr Sub Note 03-15-12                                                9.000      B                300         312,000
Jacobs Entertaiment, Inc.,
  Sr Sec Note 02-01-09                                               11.875      B                300         310,500
Jupiters Ltd.,
  Sr Note (Australia) 03-01-06                                        8.500      BB+              300         303,000
Majestic Investor Holding LLC/
  Majestic Investor Capital Co.,
  Gtd Sr Sec Note 11-30-07                                           11.653      B                300         277,500
Mandalay Resort Group,
  Sr Sub Note 02-15-10                                                9.375      BB-              100         107,500
Mohegan Tribal Gaming Authority,
  Sr Sub Note 04-01-12                                                8.000      BB-              400         417,000
Penn National Gaming, Inc.,
  Sr Sub Note 03-01-08                                               11.125      B-               225         246,375
Station Casinos, Inc.,
  Sr Note 02-15-08                                                    8.375      BB-              200         212,500
Sun International Hotels Ltd.,
  Gtd Sr Sub Note (Bahamas)
  08-15-11                                                            8.875      B+                65          66,300
Turning Stone Casino
  Resort Enterprise,
  Sr Note 12-15-10 (R)                                                9.125      B+               200         204,500
Waterford Gaming LLC
  Sr Note 03-15-10 (R)                                                9.500      B+               438         453,330
Wheeling Island Gaming, Inc.,
  Sr Note 12-15-09                                                   10.125      B+               200         206,000
Wynn Las Vegas LLC,
  2nd Mtg Note 11-01-10                                              12.000      CCC+             300         303,000

Linen Supply & Related 0.33%                                                                                  235,969
Coinmach Corp.,
  Sr Note 02-01-10                                                    9.000      B                225         235,969

Machinery 0.01%                                                                                                 7,500
Glasstech, Inc.,
  Sr Note Ser B 07-01-04 (B)                                         12.750      D                 25           7,500

Media 5.41%                                                                                                 3,936,632
Allbritton Communications Co.,
  Sr Sub Note 12-15-12 (R)                                            7.750      B-               200         200,250
Antenna TV S.A.,
  Sr Note (Greece) 07-01-08 (E)                                       9.750      BB-               50          39,877
Callahan Nordrhein-Westfalen
  GmbH,
  Sr Note (Germany)
  07-15-11 (E)                                                       14.125      B-               320          10,075
Corus Entertainment, Inc.,
  Sr Sub Note (Canada) 03-01-12                                       8.750      B+               160         169,400
CSC Holdings, Inc.,
  Sr Sub Deb 05-15-16                                                10.500      B+               200         198,250
  Sr Sub Deb 04-01-23                                                 9.875      B+               100          89,125
Garden State Newspapers, Inc.,
  Sr Sub Note Ser B 10-01-09                                          8.750      B+               200         203,000
  Sr Sub Note 07-01-11                                                8.625      B+               335         338,350
Grupo Televisa SA,
  Bond (Mexico) 03-11-32                                              8.500      BBB-             350         332,500
  Note (Mexico) 09-13-11                                              8.000      BBB-             300         312,750
Hollinger International
  Publishing, Inc.,
  Sr Note 12-15-10 (R)                                                9.000      B                300         302,625
Innova S. de R.L.,
  Sr Note (Mexico) 04-01-07                                          12.875      B-               600         522,000
Paxson Communications Corp.,
  Gtd Sr Sub Note 07-15-08                                           10.750      B-               205         202,181
Pegasus Communications Corp.,
  Sr Note Ser B 08-01-07                                             12.500      CCC+             435         230,550
Rogers Cablesystems Ltd.,
  Sr Sec Deb (Canada)
  01-15-14 #                                                          9.650      BBB-             495         300,798
Sinclair Broadcast Group, Inc.,
  Gtd Sr Sub Note 03-15-12                                            8.000      B                375         390,938
  Sr Sub Note 12-15-11                                                8.750      B                 50          53,813
Sirius Satellite Radio, Inc.,
  Sr Disc Note 12-01-07                                              15.000      CCC-             110          40,150

Medical 0.67%                                                                                                 490,125
Advanced Medical Optics, Inc.,
  Sr Sub Note 07-15-10                                                9.250      B                300         309,000
Select Medical Corp.,
  Sr Sub Note 06-15-09                                                9.500      B                175         181,125

Metal 0.58%                                                                                                   419,625
Freeport-McMoRan Copper &
  Gold, Inc.,
  Sr Note 11-15-06                                                    7.500      B-                75          69,375
Golden Northwest Aluminum, Inc.,
  1st Mtg Note 12-15-06                                              12.000      CC                25           2,000
Great Central Mines Ltd.,
  Sr Note (Australia) 04-01-08                                        8.875      BBB-             350         348,250

Oil & Gas 4.64%                                                                                             3,376,508
Chesapeake Energy Corp.,
  Sr Note 04-01-11                                                    8.125      B+               300         309,000
  Sr Note 01-15-15 (R)                                                7.750      B+               200         199,000
Comstock Resources, Inc.,
  Gtd Sr Note 05-01-07                                               11.250      B-               350         371,000
Key Energy Services, Inc.,
  Sr Sub Note Ser B 01-15-09                                         14.000      B+                68          77,520
Mariner Energy, Inc.,
  Sr Sub Note Ser B 08-01-06                                         10.500      C                 10           9,700
OAO Siberian Oil Co.,
  Bond (Russia) 02-13-07                                             11.500      Ba3              335         350,913
Ocean Rig Norway A.S.,
  Sr Sec Note (Norway) 06-01-08                                      10.250      CCC              255         229,500
Parker Drilling Co.,
  Gtd Sr Note 11-15-09                                               10.125      B+               300         309,000
Pemex Project Funding Master Trust,
  Bond 12-15-14 (Mexico) (R)                                          7.375      BBB-             225         230,625
  Note (Mexico) 02-15-08                                              8.500      BB+              400         446,000
  Note (Mexico) 02-01-09 (R)                                          7.875      BBB-             350         376,250
Western Oil Sands, Inc.,
  Sr Sec Note (Canada)
  05-01-12                                                            8.375      BB+              150         149,250
XTO Energy, Inc.,
  Sr Note 04-15-12                                                    7.500      BB               300         318,750

Paper & Paper Products 1.63%                                                                                1,184,605
APP China Group Ltd.,
  Sr Disc Note (Indonesia)
  03-15-10 (B) (R)                                                   14.000      D                250          70,000
APP Finance (VII) Mauritius Ltd.,
  Gtd Note (Indonesia)
  04-30-03 (B) (R)                                                    3.500      D                 10           1,100
Corporacion Durango S.A. de C.V.,
  Sr Note (Mexico) 08-01-06                                          13.125      B-               631         224,005
Longview Fibre Co.,
  Sr Sub Note 01-15-09                                               10.000      B+               250         262,500
MDP Acquisitions Plc,
  Sr Note (Ireland) 10-01-12 (R)                                      9.625      B                200         208,000
Stone Container Corp.,
  Sr Note 02-01-11                                                    9.750      B                200         214,000
  Sr Note 07-01-12                                                    8.375      B                200         205,000

Retail 0.00%                                                                                                       13
Imperial Home Decor Group, Inc.,
  Gtd Sr Sub Note 03-15-08                                           11.000      C                125              13

Steel 0.05%                                                                                                    38,960
Gulf States Steel, Inc. of Alabama,
  1st Mtg Bond 04-15-03 (B)                                          13.500      Caa3             100              10
LTV Corp. (The),
  Gtd Sr Sub Note 11-15-09 (B)                                       11.750      Ca                50               0
Metallurg Holdings, Inc.,
  Sr Disc Note, Step Coupon
  (12.75%, 07-15-03)
  07-15-08 (A)                                                         Zero      CCC               50          17,500
Metallurg, Inc.,
  Gtd Sr Note Ser B 12-01-07                                         11.000      CCC+              30          21,450
NSM Steel, Inc./NSM Steel Ltd.,
  Gtd Sr Sub Mtg Note Ser B
  02-01-08 (B) (R)                                                   12.250      D                 75               0

Telecommunications 2.53%                                                                                   $1,841,813
AT&T Broadband Corp.,
  Gtd Note 03-15-13                                                   8.375      BBB              260         295,339
Crown Castle International Corp.,
  Sr Disc Note, Step Coupon
  11-15-07                                                           10.625      B                 90          81,000
Grupo Iusacell S.A. de C.V.,
  Sr Note (Mexico) 12-01-06                                          14.250      CCC-             300          75,000
Ionica PLC,
  Sr Disc Note, Step Coupon
  (United Kingdom) 05-01-07                                          15.000      Ca               200               0
MetroNet Communications Corp.,
  Sr Disc Note, Step Coupon
  (Canada) 11-01-07                                                  10.750      D                200          32,000
  Sr Note (Canada) 08-15-07                                          12.000      D                 50           7,500
Mobile Telesystems Finance S.A.,
  Gtd Bond (Luxembourg)
  12-21-04                                                           10.950      B+               250         262,500
Nextel Partners, Inc.,
  Sr Disc Note, Step Coupon
  (14.00%, 02-01-04)
  02-01-09 (A)                                                         Zero      CCC+             405         303,750
PanAmSat Corp.,
  Gtd Sr Note 02-01-12                                                8.500      B-               300         286,500
PTC International Finance B.V.,
  Gtd Sr Sub Disc Note,
  Step Coupon (Netherlands)
  07-01-07                                                           10.750      B+                90          93,600
PTC International Finance II S.A.,
  Sr Sub Note (Luxembourg)
  12-01-09 (E)                                                       11.250      B+               125         139,049
TeleCorp PCS, Inc.,
  Sr Sub Disc Note,
  Step Coupon (11.625%,
  04-15-04) 04-15-09 (A)                                               Zero      BBB              118         111,215
Tritel PCS, Inc.,
  Gtd Note, Step Coupon
  (12.75%, 05-15-04) 05-15-09                                          Zero      BBB               52          48,360
VoiceStream Wireless Corp.,
  Sr Note 09-15-09                                                   11.500      BBB+             100         106,000

Textile 0.06%                                                                                                  45,000
Coyne International
  Enterprises Corp.,
  Sr Sub Note 06-01-08                                               11.250      Caa1              75          45,000
Steel Heddle Group, Inc.,
  Sr Disc Deb, Step Coupon
  (13.75%, 06-01-03)
  06-01-09 (A) (B)                                                     Zero      Caa2             200               0
Steel Heddle Manufacturing Co.,
  Gtd Sr Sub Note Ser B
  06-01-08 (B)                                                       10.625      Caa1              50               0

Transportation 0.84%                                                                                          612,669
Cenargo International Plc,
  1st Mtg Note (United Kingdom)
  06-15-08                                                            9.750      B+                20           8,440
CHC Helicopter Corp.,
  Sr Sub Note (Canada)
  07-15-07 (E)                                                       11.750      B                130         148,704
Fine Air Services, Inc.,
  Sr Note 06-01-08 (B)                                                9.875      D                210               0
North American Van Lines, Inc.,
  Sr Sub Note 12-01-09                                               13.375      B-               350         340,375
Pacific & Atlantic Holdings, Inc.,
  Sr Sec Note (Greece)
  12-31-07 (R)                                                       10.500      CC                25          10,025
Petroleum Helicopters, Inc.,
  Gtd Sr Note Ser B 05-01-09                                          9.375      BB-              100         105,125

Utilities 1.53%                                                                                             1,113,385
Illinois Power Corp.,
  1st Mtg Bond 12-15-10 (R)                                          11.500      B                300         288,000
Midland Funding Corp. II,
  Deb Ser A 07-23-05                                                 11.750      BB-              200         204,000
  Deb Ser B 07-23-06                                                 13.250      BB-              150         155,250
Monterrey Power S.A. de C.V.,
  Sr Sec Bond (Mexico)
  11-15-09 (R)                                                        9.625      BBB-             158         178,434
Niagara Mohawk Power Corp.,
  Sec Fac Bond 01-01-18                                               8.770      A                141         147,557
Salton Sea Funding Corp.,
  Gtd Note Ser F 11-30-18                                             7.475      BB                98          90,924
  Sr Sec Note Ser C 05-30-10                                          7.840      BB                50          49,220

Waste Disposal Service & Equip. 0.60%                                                                         437,750
Allied Waste North America, Inc.,
  Gtd Sr Sec Note 09-01-12 (R)                                        9.250      BB-              185         189,625
  Gtd Sr Sub Note Ser B
  08-01-09                                                           10.000      B+               250         248,125

SHARES  ISSUER                                                                                                 VALUE
COMMON STOCKS 0.97%                                                                                          $702,907
(Cost $1,781,169)

Consumer Products 0.02%                                                                                        16,206
 3,448  Indesco International, Inc.**                                                                          16,206

Energy 0.00%                                                                                                       85
 8,476  Horizon Natural Resources Co.**                                                                            85

Food 0.01%                                                                                                      5,303
 1,046  Pathmark Stores, Inc.**                                                                                 5,303

Leisure 0.00%                                                                                                     303
   101  Sunterra Corp.**                                                                                          303

Metal 0.72%                                                                                                   520,896
 6,000  Barrick Gold Corp. (Canada)                                                                            92,460
 3,700  Newmont Mining Corp.                                                                                  107,411
15,000  Pan American Silver Corp. (Canada)**                                                                  117,600
12,860  TVX Gold (Canada) # **                                                                                203,425

Oil & Gas 0.18%                                                                                               129,600
 1,872  Chesapeake Energy Corp. **                                                                             14,489
28,850  Grey Wolf, Inc.**                                                                                     115,111

Retail 0.01%                                                                                                    4,877
   660  SpinCycle, Inc.**                                                                                       4,877

Telecommunications 0.03%                                                                                       25,637
 2,417  International Wireless Communications
        Holdings, Inc. **                                                                                           0
   255  Metrocall Holdings, Inc.**                                                                                 64
   989  NII Holdings, Inc. (Class B)**                                                                         11,621
 2,383  PFB Telecom B.V., Class B (Germany) **                                                                    241
 2,696  PFB Telecom B.V., Class B (United Kingdom) **                                                               0
20,345  Versatel Telecom International NV, American
        Depositary Receipt (ADR) (Netherlands)**                                                                6,192
 2,059  Versatel Telecom International NV,
        ADR (Netherlands)**                                                                                     7,519

WARRANTS 0.00%                                                                                                 $1,428
(Cost $28,467)

Leisure 0.00%                                                                                                      $8
   152  Sunterra Corp., Warrant**                                                                                   8

Manufacturing 0.00%                                                                                               212
   212  HF Holdings, Inc., Warrant**                                                                              212

Media 0.00%                                                                                                         0
    50  ONO Finance Plc, Warrant
        (United Kingdom) (E) (R)**                                                                                  0
   100  ONO Finance Plc, Warrant
        (United Kingdom) (R)**                                                                                      0

Oil & Gas 0.00%                                                                                                    15
    15  Chesapeake Energy Corp., Warrant**                                                                         15
 1,361  Chesapeake Energy Corp., Warrant**                                                                          0

Paper & Paper Products 0.00%                                                                                        0
   250  Asia Pulp & Paper Co. Ltd., Warrant (R)**                                                                   0

Retail 0.00%                                                                                                        0
35,000  Hills Stores Co., Warrant**                                                                                 0
   740  Pathmark Stores, Inc., Warrant**                                                                          570

Steel 0.00%                                                                                                         1
63,309  Nakornthai Strip Mill Plc, Warrant (Thailand) (R)**                                                         1

Telecommunications 0.00%                                                                                          622
   250  Allegiance Telecom, Inc., Warrant**                                                                       250
   100  Comunicacion Celular S.A., Warrant (Colombia)**                                                             1
   100  Loral Space & Communications Ltd., Warrant**                                                                1
   740  Loral Space & Communications Ltd., Warrant**                                                              370
   111  Versatel Telecom International NV, Warrant
        (Netherlands)**                                                                                             0

PREFERRED STOCKS 0.38%                                                                                       $274,090
(Cost $656,527)

Media 0.26%                                                                                                   190,000
 2,000  CSC Holdings, Inc., 11.75%, Ser H,
        Preferred Stock                                                                                       190,000

Paper & Paper Products 0.12%                                                                                   84,050
 4,100  Smurfit-Stone Container Corp., 7.00%,
        Ser A, Preferred Stock                                                                                 84,050

Telecommunications 0.00%                                                                                           40
   220  Metrocall Holdings, Inc., 15.00%,
        Ser A, Preferred Stock                                                                                     13
 2,682  XO Communications, Inc., 14.00%,
        Preferred Stock                                                                                            27

Transportation 0.00%                                                                                                0
 1,400  Pacific & Atlantic Holdings, Inc., 7.50%,
        Preferred Stock (Greece)**                                                                                  0

ISSUER, DESCRIPTION,                                                       INTEREST       PAR VALUE
MATURITY DATE                                                              RATE          (000S OMITTED)         VALUE
SHORT-TERM INVESTMENTS 0.42%                                                                                 $307,000
(Cost $307,000)

Joint Repurchase Agreement 0.42%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. Dated
12-31-02, due 01-02-03 (Secured by U.S.
Treasury Bond 8.500% due 02-15-20, U.S.
Treasury Notes 4.625% due 02-28-02 and 5.375%
due 06-30-03, U.S. Treasury Inflation Indexed
Notes 3.500% due 01-15-11 and 3.000%
due 07-15-12)                                                               1.15%          $307              $307,000

TOTAL INVESTMENTS 99.97%                                                                                  $72,746,326

OTHER ASSETS AND LIABILITIES, NET 0.03%                                                                       $24,059

TOTAL NET ASSETS 100.00%                                                                                  $72,770,385

  * Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, LLC where Standard & Poor's ratings are not available.

 ** Non-income producing security.

  # Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(B) Non-income producing issuer, filed for protection under Federal
    Bankruptcy Code or is in default on interest payment.

(E) Parenthetical disclosure of a country in the Security description represents country of issuer; however, security is euro-denominated.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,215,540 or 4.42% of the Fund's net assets as of December 31, 2002.

    Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer, however, security is
    U. S. dollar-denominated, unless indicated otherwise.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.



PORTFOLIO CONCENTRATION
                                          VALUE
                                     AS A PERCENTAGE
COUNTRY DIVERSIFICATION             OF FUND'S NET ASSETS
Australia                                  1.77%
Bahamas                                    0.09
Canada                                    18.59
Chile                                      1.38
Colombia                                   1.58
Denmark                                    1.83
France                                     0.16
Germany                                    1.47
Greece                                     0.07
Indonesia                                  0.10
Ireland                                    0.29
Italy                                      2.51
Luxembourg                                 0.55
Mexico                                     6.97
Netherlands                                0.49
New Zealand                                4.47
Norway                                     2.22
Panama                                     1.26
Peru                                       0.38
Russia                                     7.54
Spain                                      3.72
Sweden                                     2.81
Thailand                                   0.00
United Kingdom                             0.01
United States                             39.24
Venezuela                                  0.47

Total bonds                               99.97%


TOTAL INVESTMENTS
                                          VALUE
                                      AS A PERCENTAGE
QUALITY DISTRIBUTION                OF FUND'S NET ASSETS
AAA                                       43.61%
AA                                        10.91
A                                          1.13
BBB                                        7.22
BB                                        13.83
B                                         18.01
CCC                                        3.23
CC                                         0.07
C                                          0.01
D                                          0.18

Total bonds                               98.20%

See notes to financial statements.



Statement of Assets and Liabilities

12-31-02

ASSETS
Investments at value (cost $72,482,390)        $72,746,326
Cash                                                    59
Foreign cash at value (cost $2)                          2
Cash segregated for futures contracts              156,195
Receivable for investments sold                     24,306
Receivable for shares sold                           4,347
Receivable for forward foreign currency
exchange contracts                                  21,245
Receivable for futures variation margin             19,470
Dividends and interest receivable                1,441,199
Other assets                                         2,142

Total assets                                    74,415,291

LIABILITIES
Dividends payable                                   13,033
Payable for investments purchased                1,294,219
Payable for shares repurchased                         581
Payable for forward foreign currency
exchange contracts                                 257,129
Payable to affiliates                               45,756
Other payables and accrued expenses                 34,188

Total liabilities                                1,644,906

NET ASSETS
Capital paid-in                                 78,895,417
Accumulated net realized loss on investments,
futures and foreign currency transactions       (6,219,068)
Net unrealized depreciation of investments,
futures and translation of assets and
liabilities in foreign currencies                 (130,039)
Distributions in excess
of net investment income                           224,075

Net assets                                     $72,770,385

NET ASSET VALUE PER SHARE
(Based on 8,398,118 shares of beneficial
interest outstanding -- unlimited number of
shares authorized with no par value)                 $8.67



Statement of Operations

For the year ended 12-31-02

INVESTMENT INCOME
Interest
(net of foreign withholding taxes of $5,528)    $5,021,882
Dividends
(net of foreign withholding taxes of $99)           21,349

Total investment income                          5,043,231

EXPENSES
Investment management fee                          427,298
Custodian fee                                       82,968
Accounting and legal services fee                   21,464
Auditing fee                                        19,480
Printing                                            11,725
Trustees' fee                                        4,328
Miscellaneous                                        4,176
Legal fee                                              677
Interest expense                                       249
Registration and filing fee                             20

Total expenses                                     572,385

Net investment income                            4,470,846

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                     (2,329,378)
Foreign currency transactions                     (697,942)
Futures contracts                                 (319,451)
Change in unrealized appreciation
(depreciation) of
Investments                                      4,593,617
Translation of assets and liabilities
in foreign currencies                             (215,831)
Futures contracts                                 (175,146)

Net realized and unrealized gain                   855,869

Increase in net assets from operations          $5,326,715

See notes to financial statements.



Statement of Changes in Net Assets

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                  12-31-01         12-31-02

INCREASE (DECREASE) IN NET ASSETS
From operations
Net investment income                           $3,568,274       $4,470,846
Net realized loss                               (1,354,183)      (3,346,771)
Change in net unrealized
appreciation (depreciation)                         64,757        4,202,640

Increase in net assets resulting
from operations                                  2,278,848        5,326,715

Distributions to shareholders
From net investment income                      (3,986,158)      (5,159,826)

From Fund share transactions                    36,129,909        3,709,098

NET ASSETS
Beginning of period                             34,471,799       68,894,398

End of period 1                                $68,894,398      $72,770,385

1 Includes distributions in excess of net investment income of $654,097 and $224,075, respectively.



Financial Highlights

                                                      12-31-98    12-31-99    12-31-00    12-31-01 1  12-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.47      $10.10       $9.77       $8.97       $8.64
Net investment income 2                                   0.85        0.80        0.83        0.65        0.53
Net realized and unrealized gain (loss)
on investments                                           (0.35)      (0.33)      (0.71)      (0.26)       0.11
Total from investment operations                          0.50        0.47        0.12        0.39        0.64
Less distributions
From net investment income                               (0.85)      (0.80)      (0.83)      (0.72)      (0.61)
From net realized gain                                   (0.02)         --       (0.09)         --          --
                                                         (0.87)      (0.80)      (0.92)      (0.72)      (0.61)
Net asset value, end of period                          $10.10       $9.77       $8.97       $8.64       $8.67
Total return 3 (%)                                        4.92 4      4.82 4      1.40        4.58        7.87

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $15         $22         $34         $69         $73
Ratio of expenses to average net assets %                 0.85        0.85        0.76        0.71        0.80
Ratio of adjusted expenses
to average net assets 5 %                                 0.93        0.87          --          --          --
Ratio of net investment income
to average net assets %                                   8.19        8.06        8.91        7.16        6.28
Portfolio turnover%                                         92          53 6        53         101 6        73

1 As required effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment
  Companies, as revised, and began amortizing premiums on debt securities.
  The effect of this change for the yea

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Does not take into consideration expense reductions during the periods shown.

6 Excludes merger activity.

See notes to financial statements.



NOTES TO
FINANCIAL STATEMENTS

NOTE A
Accounting policies

John Hancock V.A. Strategic Income Fund (the "Fund") is a diversified series of John Hancock Declaration Trust ("the Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1995, consists of five different series at December 31, 2002. The Trustees may authorize the creation of additional series from time to time to satisfy various investment objectives. An insurance company issuing a Variable Contract that participates in the Trust will vote shares of the Fund held by the insurance company's separate accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Fund in proportion to the voting instructions received.

The investment objective of the Fund is to seek a high level of current income. The Fund has one class of shares with equal rights as to voting, redemption, dividends and liquidation.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on December 31, 2002.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund's instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At December 31, 2002, the Fund had deposited $156,195 in a segregated account to cover margin requirements on open futures contracts.

The Fund had the following open financial futures contracts on December
31, 2002:

                            NUMBER OF
OPEN CONTRACTS              CONTRACTS   POSITION   EXPIRATION   DEPRECIATION
----------------------------------------------------------------------------
U.S. 10 Year Treasury Note         89   Short      March 03       ($175,146)

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contract is closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's statement of assets and liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency-denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

The Fund had the following open forward foreign currency exchange contracts on December 31, 2002:

                        PRINCIPAL
                        AMOUNT                        UNREALIZED
                        COVERED BY    EXPIRATION    APPRECIATION
CURRENCY                CONTRACT      MONTH        (DEPRECIATION)
----------------------------------------------------------------
BUY
Euro                      500,000     Feb 03             $21,245

SELLS
Euro                    3,917,000     Feb 03           ($224,459)
Pound Sterling            609,000     Feb 03             (32,670)
                                                       ($257,129)

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, the Fund has $6,668,699 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The Fund's carryforwards expire as follows: December 31, 2006 -- $4,130, December 31, 2007 -- $136,493, December 31, 2008 -- $1,506,009
and December 31, 2009 -- $1,757,056 and December 31, 2010 -- $3,265,011.
Availability of a certain amount of these loss carryforwards, which were acquired by the Fund from the mergers of the V.A. World Bond Fund on March 26, 1999 and the V.A. High Yield Bond Fund on December 14, 2001, may be limited in a given year. Additionally, net capital losses of $588,881 and net foreign currency losses of $22,114 are attributable to security transactions incurred after October 31, 2002 and are treated as arising on the first day (January 1, 2003) of the fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended December 31, 2002, the tax character of distributions paid was as follows: ordinary income $4,529,489 and return of capital $630,337.

As of December 31, 2002, there were no distributable earnings on a tax basis. Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the to the Adviser at an annual rate of 0.60% of the Fund's average daily net asset value.

The Adviser has agreed to limit the Fund's expenses, excluding the management fee, to 0.25% of the Fund's average daily net assets, at least until April 30, 2003. There was no expense reduction for the year ended December 31, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                                YEAR ENDED 12-31-01          YEAR ENDED 12-31-02
                             SHARES          AMOUNT        SHARES         AMOUNT
Shares sold               4,745,566     $41,571,562     1,492,861     $12,603,802
Distributions reinvested    402,919       3,482,022       649,945       5,146,792
Issued in reorganization    454,719       3,986,158            --              --
Repurchased              (1,475,346)    (12,909,833)   (1,714,317)    (14,041,496)

NET INCREASE              4,127,858     $36,129,909       428,489      $3,709,098

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2002, aggregated $55,009,764 and $38,113,853, respectively, and purchases and proceeds from maturities sales of obligations of the U.S. government aggregated $5,975,000 and $11,720,000, respectively, during the year ended December 31, 2002.

The cost of investments owned on December 31, 2002, including short-term investments, for federal income tax purposes was $72,850,532. Gross unrealized appreciation and depreciation of investments aggregated $4,898,700 and $5,002,906, respectively, resulting in net unrealized depreciation of $104,206. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales and the tax adjustment for the amortization of bond premium.

NOTE E
Reclassification of accounts

During the year ended December 31, 2002, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $747,227, an increase in accumulated net investment income of $1,567,152 and a decrease in capital paid-in of $819,925. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to foreign currency gains and losses, amortization of bond premiums and certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.

NOTE F
Change in accounting principle

Effective January 1, 2001 the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $230,438 reduction in the cost of investments and a corresponding decrease in net unrealized depreciation of investments, based on securities held as of December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $417,884, increase unrealized depreciation of investments by $47,891 and decrease net realized loss on investments by $465,775.

The effect of this change for the year ended December 31, 2002 was to decrease net investment income by $572,194, decrease unrealized depreciation of investments by $181,307 and decrease net realized loss on investments by $390,887.

The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.

NOTE G
Reorganization

On December 5, 2001, the shareholders of the John Hancock V.A. High Yield Bond Fund ("V.A. High Yield Bond Fund") approved a plan of reorganization between V.A. High Yield Bond Fund and the Fund, providing for the transfer of substantially all of the assets and liabilities of the V.A. High Yield Bond fund to the Fund in exchange solely for the shares of beneficial interest in the Fund. The acquisition was accounted for as a tax-free exchange of 402,919 shares of the Fund for the net assets of V.A. High Yield Bond Fund, which amounted to $3,482,022, including $2,437,674 of unrealized depreciation of investments, after the close of business on December 14, 2001.



Report of Ernst & Young LLP, Independent Auditors

To the Contract Owners and Trustees of
John Hancock V.A. Strategic Income Fund

We have audited the accompanying statement of assets and liabilities of John Hancock V.A. Strategic Income Fund (the "Fund"), one of the portfolios constituting John Hancock Declaration Trust, including the schedule of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock V.A. Strategic Income Fund, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

                                                       /S/ ERNST & YOUNG

Boston, Massachusetts
February 7, 2003


Tax Information
UNAUDITED

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid, if any, during its taxable year ended December 31, 2002.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2002, 0.32% of the dividends qualify for the corporate dividends-received deduction.

If the Fund paid dividends for the fiscal year, shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for calendar year 2002.



TRUSTEES &
OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             1996                31
Professor of Law, Emeritus, Boston University School of
Law (as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                         1996                31
President and Chief Executive Officer, Brookline
Bancorp. (lending) (since 1972); Chairman and
Director, Lumber Insurance Co. (insurance) (until
2000); Chairman and Director, Northeast Retirement
Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             1996                31
Vice President, Senior Banker and Senior Credit Officer,
Citibank, N.A. (retired 1991); Executive Vice President,
Citadel Group Representatives, Inc.; Director, Hudson
City Bancorp; Trustee, Scholarship Fund for Inner City
Children (since 1986).

Richard A. Farrell 2, Born: 1932                                                            1996                31
President, Farrell, Healer & Co., Inc. (venture capital
management firm) (since 1980) and General Partner of
the Venture Capital Fund of NE (since 1980); prior to
1980, headed the venture capital group at Bank of
Boston Corporation.

William F. Glavin 2, Born: 1932                                                             1996                31
President Emeritus, Babson College (as of 1998);
Vice Chairman, Xerox Corporation (until 1989);
Director, Reebok, Inc. (since 1994) and Inco Ltd.

Patti McGill Peterson, Born: 1943                                                           1996                39
Executive Director, Council for International Exchange
of Scholars (since 1998), Vice President, Institute of
International Education (since January 1998); Senior
Fellow, Cornell Institute of Public Affairs, Cornell
University (until 1997); President Emerita of Wells
College and St. Lawrence University; Director, Niagara
Mohawk Power Corporation (electric utility).

John A. Moore 2, Born: 1939                                                                 1996                39
President and Chief Executive Officer, Institute for
Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International
(health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit
research) (since 2002).

John W. Pratt, Born: 1931                                                                   1996                31
Professor of Business Administration Emeritus,
Harvard University Graduate School of Business
Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer,
John Hancock Financial Services, Inc.; Director,
Executive Vice President and Chief Investment Officer,
John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life
Insurance Company; Director, John Hancock
Subsidiaries, LLC ("Subsidiaries, LLC"), Hancock
Natural Resource Group, Independence Investment
LLC, Independence Fixed Income LLC, John Hancock
Advisers, LLC (the "Adviser") and The Berkeley
Financial Group, LLC ("The Berkeley Group"),
John Hancock Funds, LLC ("John Hancock Funds"),
Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc.
("Insurance Agency, Inc.") (until 1999).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman, President and Chief Executive
Officer, John Hancock Financial Services, Inc.,
John Hancock Life Insurance Company; Chairman,
Director, President and Chief Executive Officer,
the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John
Hancock Funds; Chairman, Director and Chief
Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC, Independence
Fixed Income LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the
Adviser and each of the John Hancock funds; Director,
SAMCorp., Executive Vice President and Chief Investment
Officer, Barring Asset Management, London UK (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the
Adviser, John Hancock Funds, and The Berkeley Group; Second
Vice President and Senior Associate Controller, Corporate Tax
Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1996
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds; Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1996
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President
and Treasurer of each of the John Hancock funds; Assistant
Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1996
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer,
SAMCorp., the Adviser and each of the John Hancock funds,
John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustee holds positions with the Fund's investment adviser, underwriter and certain other affiliates.



JOHN HANCOCK FUNDS

DECLARATION TRUST

ANNUAL

REPORT


[LOGO] John Hancock

[Rings]

Worldwide Sponsor


John Hancock Funds, LLC
MEMBER NASD

101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans

This report is for the information of the shareholders of the John Hancock V.A. Strategic Income Fund

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

8230A     12/02
           2/03



Not all of the funds described in this report are available on every product. Please refer to the prospectus for additional information about the investment options on your variable product.

These reports may be used as sales literature when preceded or accompanied by the funds' current prospectus, which details charges, investment objectives and operating policies.

John Hancock Variable Insurance Products are issued by John Hancock Life Insurance Company or its subsidiary, John Hancock Variable Life Insurance Company (not licensed in New York), Boston, MA 02117 and are distributed by Signator Investors, Inc., 197 Clarendon Street, John Hancock Place, Boston, MA 02116.

                                                          DECAREP  12/02






ANNUAL
REPORT

John Hancock

V.A. Technology Fund

A series of John Hancock Declaration Trust

12.31.02

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo at bottom left center of page. A tag line below reads "JOHN HANCOCK FUNDS."]



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz
Richard P. Chapman, Jr.
William J. Cosgrove
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
William F. Glavin*
Dr. John A. Moore*
Patti McGill Peterson
John W. Pratt
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
529 Main Street
Charlestown, Massachusetts 02129

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUB-INVESTMENT ADVISER
American Fund Advisors, Inc.
1415 Kellum Place
Garden City, New York 11530

INSURANCE PRODUCTS ISSUER
John Hancock Life Insurance
Company, John Hancock Variable
Life Insurance Company*
200 Clarendon Street
Boston, Massachusetts 02117
*Not licensed in New York

FUND DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


HOW TO
CONTACT US

On the Internet
www.jhancock.com

By regular mail
John Hancock Signature Services, Inc.
529 Main Street
Charlestown, Massachusetts 02129

Customer service representatives
1-800-225-5291

24-hour automated information
1-800-338-8080



WELCOME

[A photo of Maureen Ford, Chairman and CEO, flush right next to first paragraph.]

Dear Shareholders,

Investors were probably never happier to close out a year than they were in 2002, since it was the third consecutive year that the stock market declined -- something that hadn't occurred in 60 years. Driving the fall were fears of war, a weak economy, disappointing profits, rising oil prices and a string of corporate scandals. All market sectors and investment styles suffered. As a result, the broad Standard & Poor's 500 Index fell by 22.09% for the year, while the Dow Jones Industrial Average lost 15.04% and the technology laden Nasdaq Composite Index lost 31.53%.

Despite a fourth-quarter rally, only 3.8% of U.S. stock mutual funds made money last year, and the average U.S. stock fund lost 22.42%, according to Lipper, Inc. Bond funds provided the only bright spot, producing mostly positive results, with the average long-term bond fund rising 7.9%. It was the third year in which bonds outperformed stocks and gained ground, confirming yet again the importance of having a portfolio well-diversified among stocks, bonds and cash.

In fact, the disparity between stock and bond results over the last three years means that many investors' portfolios may have shifted substantially in their mix between stocks and bonds. We recommend working with your investment professional to rebalance your assets according to your long-term goals.

After three down years, no one can predict when the bear market cycle will turn. Currently, uncertainties abound, as the good news seen in signs of improving economic and corporate data, and efforts by Washington to stimulate the economy, are offset by the possibility of war and other geopolitical risks.

While all these factors are beyond our control, investors can take charge of how they maneuver through the inevitable bull and bear market cycles. We've said it before, but it bears repeating: the key is to keep a long-term perspective and work with your investment professional to develop and maintain a properly diversified portfolio. We believe this offers the best protection in the tough times and the best means to reach your long-term goals.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



Table of contents

Managers' Report
page 4

A Look at Performance
page 5

Growth of $10,000
page 5

Fund's Investments
page 6

Financial Statements
page 8

Auditors' Opinion
page 13

Trustees & Officers
page 14



MANAGERS'
REPORT

[Photos of Barry Gordon, Marc Klee and Alan Loewenstein.]

John Hancock V.A. Technology Fund

BY BARRY J. GORDON, MARC H. KLEE, CFA, AND ALAN LOEWENSTEIN, CFA,
PORTFOLIO MANAGERS

Weak economic conditions and investor uncertainty caused by heightened geopolitical concerns and corporate scandals resulted in crushing declines for all but a few technology stocks in 2002, continuing the unprecedented downturn the group has experienced since early 2000. Tech companies are cyclical growth enterprises and as such, their fortunes rise and fall in response to economic tides. While some external factors can and do come into play at various times -- such as the rush to purchase new equipment prior to Y2K -- the purchase of technology products and services can and will be deferred during economic weakness. This reflects the knowledge of both corporations and individuals that technology users will be able to function for some time even with equipment that may not be "state of the art." Given the past year's weakening global economy, it wasn't at all surprising that businesses around the world routinely cut back capital expenditures and dramatically tightened their purse strings by postponing or abandoning new information technology projects. Even though companies could borrow money cheaply thanks to low interest rates, they became very short-sighted, requiring that paybacks on technology be measured in months, rather than years, before they would spend discretionary dollars. One bright spot was the consumer, who kept on spending even as the economy weakened.

FUND PERFORMANCE

For the 12-month period ended December 31, 2002, John Hancock V.A. Technology Fund posted a total return of -46.83%, compared with the -43.01% return of the average open-end science and technology fund, and the -30.91% return of the average variable annuity specialty miscellaneous fund, according to Lipper, Inc.

SEMICONDUCTOR AND EQUIPMENT STOCKS STUMBLE

Heading into 2002, there was a growing belief that the extraordinary actions taken by the Federal Reserve after the events of September 11, 2001 would lead to an economic recovery by mid-2002. Since technology is capital-spending intensive and therefore is reliant upon cash flow generation, the thinking was that a revival in the tech sector would occur one or two quarters after corporations started to see cash flows improve -- meaning by the second half of the year. Given our expectations of improving economic conditions, we favored stocks of "early cyclical" companies, such as semiconductors and semiconductor-capital equipment, early in the period. But when a healthy economic rebound failed to materialize, there were growing concerns that reduced corporate spending would hurt sales and that consumer spending on electronics would eventually decline. Among our semiconductor-related holdings that were hardest-hit were Integrated Device Technology, Cypress Semiconductor and Micron Technology.

[Table at bottom right hand column entitled "Top five holdings." The first listing is Dell Computer 5.4%, the second is Microsoft 4.7%, the third Cisco Systems 3.9%, the fourth Citrix Systems 3.6% and the fifth Nokia 3.3%. A note below the table reads "As a percentage of net assets on 12-31-02."]

A SHIFT TOWARD SOFTWARE

In recent months, we have moderated our strategy in response to weaker-than-expected economic conditions. We repositioned the portfolio on a bottom-up basis to look for companies that we think are relatively well-positioned for a more modest recovery. While economic strength ultimately is critical for the entire sector, the types of companies we've targeted are better able to absorb a prolonged period of sluggish activity. In particular, we have reduced our holdings in semiconductor and related capital equipment companies in favor of software and hardware (especially personal computer-related) companies, initiating or adding to holdings such as Seibel Systems, Microsoft and Hewlett-Packard.

BRIGHT SPOTS

Despite the breadth of the 2002 tech stock rout, the portfolio did have its share of winners during the year. One of the best-performing holdings was Western Digital, the profitable maker of disk drives that go into personal computers, as well as gaming products such as Microsoft's X-Box. The stock benefited from strong consumer demand and the company's efforts to cut costs and boost production efficiencies. Some Internet-related companies also came roaring back this year. The stock price of Amazon.com, the world's largest online retailer, surged on news that sales and revenues increased and that it had seemingly stemmed its losses. Yahoo and E-Bay each jumped on better-than-expected earnings and sales.

Although the makers of computers suffered, they generally held up better than the tech sector as a whole. Dell, the Fund's largest holding and a leading PC manufacturer, was one of our best performers, helped by strong execution and continued expansion into overseas markets. IBM held in a lot better than the hardware group as a whole, as investors moved in to take advantage of the stock's historically low valuation.

OUTLOOK

Although technology stocks have sorely tried investors' patience over the last three years, we're cautiously optimistic about their prospects. We believe an economic recovery eventually will take hold and ultimately boost corporate tech spending. What's more, most tech companies have slashed costs, which should help their bottom lines when growth resumes. And current tech stock valuations are very attractive, especially given the high cash positions many of these companies currently enjoy. If the sector's fundamentals improve, large institutional investors will likely start buying again, and that renewed interest could help stock prices move higher.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.



A LOOK AT
PERFORMANCE

For the period ended 12-31-02

Cumulative total returns
One year                       -46.83%
Since inception (5-1-00)       -78.16%

Average annual total returns
One year                       -46.83%
Since inception (5-1-00)       -43.45%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

John Hancock V.A. Technology Fund
5-1-00 -- 12-31-02

The chart to the left shows how much a $10,000 investment in the John Hancock V.A. Technology Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in two indexes:

Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance

Russell 3000 Technology Index, is a capitalization-weighted index composed of companies that serve the electronics and computer industries

It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Technology Fund 5-1-00 - 12-31-02, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $6,290 as of December 31, 2002. The second line represents the Russell 3000 Technology Index and is equal to $2,456 as of December 31, 2002. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Technology Fund on May 1, 2000 and is equal to $2,184 as of December 31, 2002.



FINANCIAL
STATEMENTS

Fund's Investments
Securities owned by the Fund on 12-31-02

SHARES    ISSUER                                                                                                VALUE
COMMON STOCKS 95.79%                                                                                      $11,665,591
(Cost $22,127,239)

Computer -- Graphics 1.18%                                                                                   $143,744
 12,192   Cadence Design Systems, Inc.*                                                                       143,744

Computer -- Internet Security 4.48%                                                                           546,175
 24,000   Networks Associates, Inc.*                                                                          386,160
  3,950   Symantec Corp.*                                                                                     160,015

Computer -- Internet Services 6.28%                                                                           764,349
 15,000   Amazon.com, Inc.*                                                                                   283,350
 25,000   Ariba, Inc.*                                                                                         62,000
  3,950   eBay, Inc*                                                                                          267,889
 22,000   Inktomi Corp.*                                                                                       35,200
 28,000   Pinnacor, Inc.*                                                                                      34,160
  5,000   Yahoo! Inc.*                                                                                         81,750

Computer -- Memory Devices 5.56%                                                                              677,775
 45,000   EMC Corp.*                                                                                          276,300
  3,350   Emulex Corp.*                                                                                        62,142
  4,826   Seagate Technology* (Cayman Islands)                                                                 51,783
 45,000   Western Digital Corp.*                                                                              287,550

Computer -- Micro/Macro 10.21%                                                                              1,242,890
 24,500   Dell Computer Corp.*                                                                                655,130
 16,000   Hewlett-Packard Co.                                                                                 277,760
  4,000   International Business Machines Corp.                                                               310,000

Computer -- Networking 3.87%                                                                                  471,600
 36,000   Cisco Systems, Inc.*                                                                                471,600

Computer -- Services 2.44%                                                                                    297,000
 30,000   Unisys Corp.*                                                                                       297,000

Computer -- Software 22.16%                                                                                 2,698,948
 33,000   BEA Systems, Inc.*                                                                                  378,510
 14,000   Borland Software Corp.*                                                                             172,200
 35,000   Citrix Systems, Inc.*                                                                               431,200
 16,250   i2 Technologies, Inc.*                                                                               18,687
 13,350   Mercury Interactive Corp.*                                                                          395,828
 11,000   Microsoft Corp.*                                                                                    568,700
 30,550   Parametric Technology Corp.*                                                                         76,986
 26,100   Rational Software Corp.*                                                                            271,179
  8,000   SAP AG, American Depositary Receipt
          (ADR) (Germany)                                                                                     156,000
 12,000   SeeBeyond Technology Corp.*                                                                          29,160
 18,250   Siebel Systems, Inc.*                                                                               136,510
 52,150   Vignette Corp.*                                                                                      63,988

Electronics -- Components Misc. 3.97%                                                                         482,975
 42,500   Flextronics International Ltd.* (Singapore)                                                         348,075
 38,000   Solectron Corp.*                                                                                    134,900

Electronics -- Semiconductor Components 20.10%                                                              2,447,790
 36,000   Amkor Technology, Inc.*                                                                             171,360
 27,000   Applied Materials, Inc.*                                                                            351,810
 10,000   ASM Lithography Holding N.V.* (Netherlands)                                                          83,600
  8,000   Broadcom Corp. (Class A)*                                                                           120,480
 36,000   Cypress Semiconductor Corp.*                                                                        205,920
 29,000   Integrated Device Technology, Inc.*                                                                 242,730
 10,000   KLA - Tencor Corp.*                                                                                 353,700
 24,000   Micron Technology, Inc.                                                                             233,760
 16,000   MKS Instruments, Inc.*                                                                              262,880
 20,000   RF Micro Devices, Inc.*                                                                             146,600
 39,000   Taiwan Semiconductor Manufacturing Co. Ltd.*
          (ADR) (Taiwan)                                                                                      274,950

Fiber Optics 2.96%                                                                                            360,605
 33,000   Aeroflex, Inc.*                                                                                     227,700
 35,900   Finisar Corp.*                                                                                       34,105
 40,000   JDS Uniphase Corp.*                                                                                  98,800

Media -- Cable TV 2.37%                                                                                       288,200
 22,000   AOL Time Warner, Inc.*                                                                              288,200

Telecom -- Equipment 6.70%                                                                                    815,890
 10,000   Lucent Technologies, Inc.                                                                            12,600
 26,000   Nokia Corp. (ADR) (Finland)                                                                         403,000
 11,000   QUALCOMM, Inc.*                                                                                     400,290

Telecom -- Services 3.51%                                                                                     427,650
 37,000   AT&T Wireless Services, Inc.*                                                                       209,050
 12,000   Nextel Communications, Inc. (Class A)*                                                              138,600
 40,000   Primus Telecommunications Group, Inc. *                                                              80,000

RIGHTS       0.00%                                                                                                  0
(Cost $0)
  5,200   Seagate Technology, Inc.*                                                                                 0


ISSUER, DESCRIPTION,                                                         INTEREST       PAR VALUE
MATURITY DATE                                                                    RATE   (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 16.41%                                                                              $1,997,919
(Cost $1,997,919)

Joint Repurchase Agreement 5.02%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. -- Dated
12-31-02, due 01-02-03 (Secured by U.S.
Treasury Bond 8.500%, due 02-15-20, U.S.
Treasury Inflation Indexed Notes, 3.000% thru
3.500%, due 01-15-11 thru 07-15-12, and U.S.
Treasury Notes, 4.625% thru 5.375%,
due 02-28-02 thru 06-30-03)                                                     1.15%             $611       611,000

                                                                               SHARES
Cash Equivalents 11.39%
AIM Cash Investment Trust**                                                 1,386,919                       1,386,919

TOTAL INVESTMENTS 112.20%                                                                                 $13,663,510

OTHER ASSETS AND LIABILITIES, NET (12.20%)                                                                ($1,485,913)

TOTAL NET ASSETS 100.00%                                                                                  $12,177,597

 * Non-income producing security.

** Represents investment of security lending collateral.

   Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

   The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to financial statements.



PORTFOLIO CONCENTRATION
December 31, 2002 (unaudited)

                                                 VALUE AS A %
COUNTRY DIVERSIFICATION                       OF FUND NET ASSETS
Cayman Islands                                       0.42%
Finland                                              3.31
Germany                                              1.28
Netherlands                                          0.69
Singapore                                            2.86
Taiwan                                               2.26
United States                                      101.38
Total investments                                  112.20%

See notes to financial statements.



Statement of Assets and Liabilities

12-31-02

ASSETS
Investments at value (cost $24,125,158,
including $1,355,468 of securities loaned)     $13,663,510
Receivable for investments sold                     47,428
Cash                                                   928
Receivable for shares sold                          22,488
Dividends and interest receivable                    1,300
Other assets                                           193

Total assets                                    13,735,847

LIABILITIES
Payable for investments purchased                  130,376
Payable for shares repurchased                          58
Payable for securities on loan                   1,386,919
Payable to affiliates                                9,525
Other payables and accrued expenses                 31,372

Total liabilities                                1,558,250

NET ASSETS
Capital paid-in                                 36,636,736
Accumulated net realized loss on investments
and written options                            (13,997,380)
Net unrealized depreciation of investments     (10,461,648)
Accumulated net investment loss                       (111)

Net assets                                     $12,177,597

NET ASSET VALUE PER SHARE
Based on 5,589,617 shares of beneficial
interest outstanding -- unlimited number of
shares authorized with no par value                  $2.18



Statement of Operations

For the period ended 12-31-02

INVESTMENT INCOME
Interest                                           $27,603
Dividends (net of foreign withholding
taxes of $923)                                      15,376
Securities lending income                           10,110

Total investment income                             53,089

EXPENSES
Investment management fee                          127,778
Custodian fee                                       12,094
Auditing fee                                        12,000
Printing                                             6,576
Accounting and legal services fee                    3,371
Miscellaneous                                        1,979
Trustees' fee                                        1,271
Interest expense                                       289
Legal fee                                              242
Registration and filing fee                             25

Total expenses                                     165,625

Net investment loss                               (112,536)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                     (9,010,321)
Written options                                     50,866
Change in unrealized appreciation
(depreciation) of Investments                   (1,473,183)
Written options                                     (8,315)

Net realized and unrealized loss               (10,440,953)

Decrease in net assets from operations        ($10,553,489)

See notes to financial statements.



Statement of Changes in Net Assets
                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                  12-31-01         12-31-02
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                               ($80,331)       ($112,536)

Net realized loss                               (4,844,378)      (8,959,455)
Change in net unrealized appreciation
(depreciation)                                  (5,091,058)      (1,481,498)

Decrease in net assets resulting
from operations                                (10,015,767)     (10,553,489)

Distributions to shareholders
From net investment income                          (1,272)              --
From Fund share transactions                    17,904,330          801,751

NET ASSETS
Beginning of period                             14,042,044       21,929,335

End of period 1                                $21,929,335      $12,177,597

1 Includes accumulated net investment loss of $46 and $111, respectively.



Financial Highlights

                                                       12-31-00 1       12-31-01         12-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00            $7.33            $4.10
Net investment income (loss) 2                            0.03            (0.02)           (0.02)
Net realized and unrealized loss on investments          (2.69)           (3.21)           (1.90)
Total from investment operations                         (2.66)           (3.23)           (1.92)
From net investment income                               (0.01)              -- 3             --

Net asset value, end of period                           $7.33            $4.10            $2.18
Total return 4 (%)                                      (26.56) 5,6      (44.06) 6        (46.83)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $14              $22              $12
Ratio of expenses to average net assets                   1.05 7           1.05             1.04
Ratio of adjusted expenses to average net assets 8        1.99 7           1.08               --
Ratio of net investment income (loss) to average
net assets                                                0.62 7          (0.45)           (0.70)
Portfolio turnover                                          75               29               47

1 Began operations on 5-1-00.

2 Based on the average of the shares outstanding.

3 Less than $0.01 per share.

4 Assumes dividend reinvestment.

5 Not annualized.

6 Total returns would have been lower had certain expenses not been reduced during the periods shown.

7 Annualized.

8 Does not take into consideration expense reductions during the periods shown.


See notes to financial statements.



NOTES TO
FINANCIAL STATEMENTS

NOTE A
Accounting policies

John Hancock V.A. Technology Fund (the "Fund") is a diversified series of John Hancock Declaration Trust ("the Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1995, consists of five different series at December 31, 2002. The Trustees may authorize the creation of additional series from time to time to satisfy various investment objectives. An insurance company issuing a Variable Contract that participates in the Trust will vote shares of the Fund held by the insurance company's separate accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Fund in proportion to the voting instructions received.

The investment objective of the Fund is to seek long-term growth of capital. The Fund has one class of shares with equal rights as to voting, redemption, dividends and liquidation.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On December 31, 2002, the Fund loaned securities having a market value of $1,355,468 collateralized by cash in the amount of $1,386,919. The cash collateral was invested in a short-term instrument.

Options

The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk") or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's year-end statements of assets and liabilities. The Fund had no outstanding written options on December 31, 2002.


                                          NUMBER OF
OPTIONS                                   CONTRACTS    PREMIUMS RECEIVED

Outstanding, beginning of period             70             $12,570
Written                                     200              21,563
Expired                                    (270)            (34,133)

Outstanding, end of period                    0                  $0


Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $12,906,836 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The Fund's carryforwards expire as follows: December 31, 2008 -- $14,000, December 31, 2009 -- $3,708,037 and December 31, 2010 --
$9,184,799. Additionally, net capital losses of $825,922, attributable to security transactions incurred after October 31, 2002 are treated as arising on the first day (January 1, 2003) of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date.

As of December 31, 2002, there were no distributable earnings on a tax basis. Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the to the Adviser at an annual rate of 0.80% of the Fund's average daily net asset value. The Adviser has a subadvisory agreement with American Fund Advisors, Inc. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit the Fund's expenses, excluding the management fee to 0.25% of the Fund's average daily net assets, at least until April 30, 2003. There was no expense reduction for the year ended December 31, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                              YEAR ENDED 12-31-01       YEAR ENDED 12-31-02
                              SHARES       AMOUNT       SHARES       AMOUNT

Shares sold                4,108,680  $21,017,046    3,610,219   $9,245,936
Distributions reinvested         296        1,272           --          --
Repurchased                 (677,090)  (3,113,988)  (3,368,742)  (8,444,185)

NET INCREASE               3,431,886  $17,904,330      241,477     $801,751


NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2002, aggregated $8,624,059 and $6,787,298, respectively.

The cost of investments owned on December 31, 2002, including short-term investments, for federal income tax purposes was $24,389,780. Gross unrealized appreciation and depreciation of investments aggregated $506,161 and $11,232,431, respectively, resulting in net unrealized depreciation of $10,726,270. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended December 31, 2002, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $48, a decrease in accumulated net investment loss of $112,471 and a decrease in capital paid-in of $112,519. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to net operating loss and the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America.



Report of Ernst & Young LLP, Independent Auditors

To the Contract Owners and Trustees of
John Hancock V.A. Technology Fund,

We have audited the accompanying statement of assets and liabilities of John Hancock V.A. Technology Fund (the "Fund"), one of the portfolios constituting John Hancock Declaration Trust, including the schedule of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock V.A. Technology Fund, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

                                                       /S/ ERNST & YOUNG
Boston, Massachusetts
February 7, 2003


Tax Information
UNAUDITED

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid, if any, during its taxable year ended December 31, 2002.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2002, none of the dividends qualify for the corporate dividends-received deduction.

If the Fund paid dividends for the fiscal year, shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for calendar year 2002.



TRUSTEES &
OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             2000                31
Professor of Law, Emeritus, Boston University School of
Law (as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                         2000                31
President and Chief Executive Officer, Brookline
Bancorp. (lending) (since 1972); Chairman and
Director, Lumber Insurance Co. (insurance) (until
2000); Chairman and Director, Northeast Retirement
Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             2000                31
Vice President, Senior Banker and Senior Credit Officer,
Citibank, N.A. (retired 1991); Executive Vice President,
Citadel Group Representatives, Inc.; Director, Hudson
City Bancorp; Trustee, Scholarship Fund for Inner City
Children (since 1986).

Richard A. Farrell 2, Born: 1932                                                            2000                31
President, Farrell, Healer & Co., Inc. (venture capital
management firm) (since 1980) and General Partner of
the Venture Capital Fund of NE (since 1980); prior to
1980, headed the venture capital group at Bank of
Boston Corporation.

William F. Glavin 2, Born: 1932                                                             2000                31
President Emeritus, Babson College (as of 1998);
Vice Chairman, Xerox Corporation (until 1989);
Director, Reebok, Inc. (since 1994) and Inco Ltd.

Patti McGill Peterson, Born: 1943                                                           2000                39
Executive Director, Council for International Exchange
of Scholars (since 1998), Vice President, Institute of
International Education (since January 1998); Senior
Fellow, Cornell Institute of Public Affairs, Cornell
University (until 1997); President Emerita of Wells
College and St. Lawrence University; Director, Niagara
Mohawk Power Corporation (electric utility).

John A. Moore 2, Born: 1939                                                                 2000                39
President and Chief Executive Officer, Institute for
Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International
(health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit
research) (since 2002).

John W. Pratt, Born: 1931                                                                   2000                31
Professor of Business Administration Emeritus,
Harvard University Graduate School of Business
Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer,
John Hancock Financial Services, Inc.; Director,
Executive Vice President and Chief Investment Officer,
John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life
Insurance Company; Director, John Hancock
Subsidiaries, LLC ("Subsidiaries, LLC"), Hancock
Natural Resource Group, Independence Investment
LLC, Independence Fixed Income LLC, John Hancock
Advisers, LLC (the "Adviser") and The Berkeley
Financial Group, LLC ("The Berkeley Group"),
John Hancock Funds, LLC ("John Hancock Funds"),
Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc.
("Insurance Agency, Inc.") (until 1999).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman, President and Chief Executive
Officer, John Hancock Financial Services, Inc.,
John Hancock Life Insurance Company; Chairman,
Director, President and Chief Executive Officer,
the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John
Hancock Funds; Chairman, Director and Chief
Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC, Independence
Fixed Income LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999).


PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the
Adviser and each of the John Hancock funds; Director,
SAMCorp., Executive Vice President and Chief Investment
Officer, Barring Asset Management, London UK (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the
Adviser, John Hancock Funds, and The Berkeley Group; Second
Vice President and Senior Associate Controller, Corporate Tax
Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   2000
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds; Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     2000
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President
and Treasurer of each of the John Hancock funds; Assistant
Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     2000
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer,
SAMCorp., the Adviser and each of the John Hancock funds,
John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustee holds positions with the Fund's investment adviser, underwriter and certain other affiliates.



JOHN HANCOCK FUNDS

DECLARATION TRUST

ANNUAL REPORT


[LOGO] John Hancock

[Rings]

Worldwide Sponsor


John Hancock Funds, LLC
MEMBER NASD

101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans

This report is for the information of the shareholders of the John Hancock V.A. Technology Fund.

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

8190A    12/02
          2/03